Semiannual Report

June 30, 1998

INVESCO
VARIABLE
INVESTMENT FUNDS

High Yield Fund
Industrial Income Fund
Total Return Fund
Utilities Fund
Dynamics Fund
Growth Fund
Health Sciences Fund
Small Company Growth Fund
Technology Fund
Realty Fund

    You should know
what INVESCO knows. (TM)

INVESCO FUNDS

Economic Overview                                                     July 1998

     The first half of 1998 produced strong gains for the equity markets, as lower interest rates, low inflation, and robust consumer confidence lifted the markets to euphoric levels. However, much like the latter half of 1997, these gains were produced only with increased volatility as concerns about the Asian contagion and its potential effect on the domestic economy continued to weigh on investors. As negative sentiment intensified, investors sought safety in large-capitalization stocks, producing severe sector rotation and underperformance of many small- and mid-cap stock indexes. Nevertheless, numerous financial pundits speculate that the current economic environment represents investment nirvana.
     How long will this situation last? The key to maintaining the current economic backdrop and equity valuations may lie in the following variables:
     o Consumer Confidence: American household optimism, as measured by the Consumer Confidence Index, is riding a 29-year high. Concomitantly, consumer willingness to spend money increases, benefiting the economy.
     o Interest Rates: Interest rates are at historic low levels. A significant increase would slow the domestic economy, decrease corporate earnings, and have a negative effect on the financial markets.
     o Productivity: Significant gains in productivity by American workers have contributed strongly to the lengthy bull market; as productivity improves, earnings accelerate, supporting company stock prices. Conversely, slower productivity could have a negative effect on corporate earnings and stock prices. If these three variables remain positive, the economic expansion and bullmarket in the U.S. should continue. But, as with most perfect scenarios, if conditions in the economy change and create a negative backdrop for financial markets, then the markets are likely to experience a contraction. Either way, investors need to remember that short-term fluctuations in the markets should not influence long-term financial plans, and presently the underpinnings for a strong equity market remain intact.
     For fixed-income investors, the outlook for bonds and interest rates remains positive. Inflation remains subdued and the world's largest borrower, the U.S. government, may have a budget surplus this year -- decreasing their need to borrow funds. In addition, given the economic and currency problems elsewhere around the world, our fixed-income market still looks quite attractive on a risk/reward basis, causing many international investors to favor dollar-denominated fixed-income obligations in the U.S.

INVESCO Variable Investment Funds, Inc.
    The line graphs on the following pages illustrate, for the period from inception through 6/30/98, the value of a $10,000 investment in each of the INVESCO Variable Investment Funds, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)


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VIF--High Yield Fund

                                  VIF-High Yield Fund
                            Average Annualized Total Return
                                   as of 6/30/98 (1)

                            1 year                   15.57%
                            -------------------------------
                            Since inception (5/94)   14.29%
                            -------------------------------

    For the six-month period ended 6/30/98, VIF--High Yield Fund achieved a total return of 5.86%. This outperformed the Merrill Lynch High Yield Index, which over the same period had a total return of 4.51%. In addition, independent mutual fund analyst Lipper Analytical Services ranked VIF--High Yield Fund #1 of 55 variable high yield funds for the one-year period ended 6/30/98. For the three-year period, the fund ranked #2 of 40 funds. (Of course, past performance is not a guarantee of future results.)(1),(2),(3)
    The fund's strong relative performance originates in our value-oriented bond management strategy. We attempt to identify corporate securities that are mispriced by the market, as well as look for obligations that provide the potential for capital appreciation in multiple ways. This disciplined investment style tends to focus more on corporate and industry fundamentals, and less on interest rates and Federal Reserve Policy.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/94) through 6/30/98.

    During the last six months, our thematic approach identified opportunities in the communications and energy sectors and the radio/broadcasting industry.
    In the communications sector, we continue to favor investments in competitive local exchange carriers (CLECs) and rural service providers. Both CLECs and rural service providers are improving fundamentally, and industry consolidation is intensifying -- enhancing potential returns.
    Although the gains produced by energy companies have been minimal so far, the fundamentals driving the energy sector are similar to those in communications. We have directed the fund's investments towards natural gas companies. Many smaller companies are exploiting proven reserves through new



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technology,  which has enhanced  their  profitability.  This has  increased acquisition activity -- which we feel is in its infancy stages -- and improved industry fundamentals. Plus, we feel that many natural gas firms have had their corporate debt mispriced by the market due to their relatively small size.
    The radio/broadcasting industry remains a prominent theme in the portfolio. Deregulation has increased competition as companies try to improve their nationwide presence; this has intensified the pace of consolidation within the industry and created enormous opportunities for selected companies.
    Looking forward, we believe that the high-yield market offers attractive returns to investors, regardless of the interest rate environment. This market has the potential to offer competitive returns with less risk than the broad equity market, and may be appropriate for more aggressive investors. While the domestic economy stays strong, the outlook for high yield bonds will remain bright.

Fund Management
    VIF--High Yield Fund is managed by Senior Vice President and Director of Fixed-Income Investments Donovan J. "Jerry" Paul. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--Industrial Income Fund
    For the six-month period ended 6/30/98, VIF--Industrial Income Fund achieved a total return of 10.21%. During the same period, the S&P 500 had a total return of 17.63%, and the Lehman Government/Corporate Bond Index had a total return of 4.17%. (Of course, past performance is not a guarantee of future results.)(1),(2)

                             VIF-Industrial Income Fund
                          Average Annualized Total Return
                                  as of 6/30/98 (1)

                          1 year                   23.80%
                          -------------------------------
                          Since inception (8/94)   23.14%
                          -------------------------------

Equity Strategy
    In the summer and fall of 1997, the Asian financial crisis spread from a few isolated countries to the whole Asian/Pacific Rim region. This created uncertainty in the domestic equity markets and produced the first correction in more than seven years. In this volatile environment, we have concentrated the fund's investments in companies that exhibit strong balance sheets, positive cash flows, strong management, market-leadership positions, and the ability to grow earnings, while avoiding firms that derive a significant portion of their revenue from the Asian/Pacific Rim economies.

    Over the last six months, we reduced the fund's equity position. For the equity portion of the portfolio, we have concentrated on retailers, telecommunication companies, health care firms, and financials, while decreasing our exposure to capital goods, energy, and technology companies -- except for those firms benefiting from the year 2000 problem.

Fixed-Income Strategy
    We continue to believe that fixed-income securities appear quite attractive on a risk/reward basis, as inflation is almost non-existent. As a result, we have increased our investment focus on debt obligations. Through our disciplined value-oriented bond management style, we seek to identify corporate issues that are mispriced by the market. Presently, we feel the best investment opportunities are available in the communications and energy sectors, as well as the electric utilities industry.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Industrial Income Fund to the value of a $10,000 investment in each of the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 6/30/98.

Fund Management
    Senior Vice President and Director of Investments Charles P. Mayer is responsible for the equity side of the portfolio. An industry veteran with 29 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension Investment Corp.
    Senior Vice President and Director of Fixed-Income Investments Donovan J. "Jerry" Paul serves as co-portfolio manager of the fund, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.




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VIF-Total Return Fund

                            VIF--Total Return Fund
                       Average Annualized Total Return
                               as of 6/30/98 (1)
                       1 year                   16.29%
                       -------------------------------

                       Since inception (6/94)   16.20%
                       -------------------------------

    For the six-month period ended 6/30/98, VIF--Total Return Fund achieved a total return of 7.15%. During the same period, the S&P 500 had a total return of 17.63%, and the Lehman Government/Corporate Bond Index had a total return of 4.17%. (Of course, past performance is not a guarantee of future results.)(1),(2)
    The fund seeks to add value in three ways: through asset allocation, stock selection, and bond strategy. Asset allocation is based on the spread of returns between bonds and stocks. If this relationship is out-of-line with the historical spread of three percent, then the fund's asset mix is adjusted, with 60% stocks and 40% bonds considered a neutral position. As of 6/30/98, we slightly favored equities, with an approximate allocation of 65% equities, 32% bonds, and 3% in cash/cash equivalents. Historically, our value-based, conservative investment philosophy has helped create a higher-quality, lower-risk portfolio with minimal portfolio turnover.
    Our analysis continues to favor stocks relative to other investments. With the spread on the 30-year Treasury bond yield and INVESCO's implied rate of return for equities greater than 300 basis points, equity investors are presently being rewarded with premium returns. As long as inflation remains in check and interest rates are low, we consider our current equity valuations appropriate, and we have adjusted the portfolio accordingly.

 Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Total Return Fund to the value of a $10,000 investment in each of the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/94) through 6/30/98.

    Individual stock selection continues to drive the equity performance of the fund. We use a value-oriented process to identify securities that may be mispriced by the market. Many times these stocks will exhibit lower price-to-earnings ratios and higher dividend yields compared to the broad equity market. In the last six months, many value-oriented stocks have significantly underperformed aggressive growth stocks in this euphoric market. Investors need to remember that history has shown that value-oriented securities do not outperform in raging bull markets, but may significantly outperform growth stocks in flat and down markets.

Fund Management
    VIF--Total Return Fund is managed by Edward C. Mitchell, president of INVESCO Capital Management, Inc. He earned his MBA at the University of Colorado and a BA from the University of Virginia. Ed began his investment career in 1969.
    He is assisted by David S. Griffin, who began his investment career in 1982. David holds an MBA from the College of William & Mary, as well as a BA from Ohio Wesleyan University. He is a Chartered Financial Analyst.

VIF--Utilities Fund
    For the six-month period ended 6/30/98, VIF--Utilities Fund achieved a total return of 12.36%. During the same period, the Dow Jones Utilities Index had a total return of 7.62%. (Of course, past performance is not a guarantee of future results.)(1),(2)
    We made minor adjustments to the portfolio over the last six months, increasing our weighting in telecommunications companies, decreasing exposure to electric utilities, and maintaining our position in natural gas companies. This modest reallocation was in response to changes in valuations for these three industries. In the last few months of 1997, increased market volatility, as a result of the Asian financial crisis, led investors to focus on defensive stocks. As a result, electric utilities experienced strong relative performance and went from being undervalued to overvalued in a short period of time. This created an opportunity to reduce the number of these holdings at a profit and invest the proceeds in telecommunications stocks, which currently represent better values.

                               VIF-Utilities Fund
                         Average Annualized Total Return
                                as of 6/30/98 (1)

                         1 year                   30.27%
                         -------------------------------
                         Since inception (1/95)   16.48%
                         -------------------------------

    Looking forward, the utilities sector is going through a dynamic period of change. Positive structural changes are expected to make utilities more efficient and profitable. As the process of deregulation continues -- which is in its infancy stage of development -- growth opportunities within this sector will improve, making it attractive to long-term investors.

Fund Management
    Brian B. Hayward assumed responsibilities of portfolio manager of VIF--Utilities Fund in July 1997. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and an MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Utilities Fund to the value of a $10,000 investment in the Dow Jones Utilities Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/95) through 6/30/98.

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VIF--Dynamics Fund

                                    VIF-Dynamics Fund
                              Total Return from Inception
                                   through 6/30/98 (1)

                              Since inception (8/97) 21.80%
                              -----------------------------

    The fund's return for the six-month period ended 6/30/98 was 17.79%. During the same time period, the S&P MidCap 400 Index returned 8.63%.(1),(2)
    The fund uses a disciplined investment approach by investing in a core group of higher-quality, market-leading growth companies; the remaining holdings consist of rapidly accelerating growth companies, which tend to experience higher volatility. This strategy offers controlled exposure to the faster-growing sectors of the economy, which typically include health care, technology, communications, and selected consumer growth companies.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 6/30/98.

    During the last six months, the fund experienced positive returns due to low interest rates and strong stock selection. Some of the strongest results were produced by firms in the financial services, health care, technology, and telecommunications sectors. In the financial services sector, we have concentrated the fund's investments in regional banks and brokerage companies. Although this industry group is not typically thought of as a growth sector, the pace of consolidation creates enormous opportunities for institutions with strong regional franchises.
    Within the health care sector, the strongest returns over the last year were produced by companies that sell medical devices and supplies. Changing demographics in America have intensified the need for products that extend or improve the quality of life. In addition, as health care administrators focus on containing medical expenditures, products that can enhance patient care -- while reducing long-term costs -- are in increasing demand.

     Telecommunications remains a prominent theme in the portfolio. The Telecommunication Act of 1996 created new opportunities for competitive local exchange carriers (CLECs) and telephone equipment companies. These firms are experiencing accelerating growth as they build their local phone networks and expand their services.
    Although the technology sector suffered extreme day-to-day price swings over the last 12 months as a result of the Asian financial crisis, we are optimistic about its long-term potential. The volatility, especially in the fall of 1997 and spring of 1998, allowed us to improve the quality of holdings and increase our positions in market-leading companies.
    Looking forward, volatility may continue for the rest of the year, but we are confident in the fundamental underpinnings of mid-cap stocks. A strong, robust economy and low interest rates should continue to provide a positive economic backdrop for this equity market.

Fund Management
     VIF--Dynamics Fund is managed by INVESCO Senior Vice President Timothy J. Miller and Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
     Thomas R. Wald assumed responsibilities of co-manager in October 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

VIF--Growth Fund

                               VIF-Growth Fund
                         Total Return from Inception
                              through 6/30/98 (1)

                        Since inception (8/97)  26.00%
                        ------------------------------

    The fund's return for the six-month period ended 6/30/98, was 17.87%. During the same time period, the S&P 500 Index returned 17.63%.(1),(2)
    The fund focuses on classic growth companies (such as Coca-Cola Co., General Electric, Microsoft Corp., and Pfizer, Inc.), while remaining exposed to some faster-growing, more volatile stocks. However, large-capitalization growth companies will make up the foundation of the portfolio.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 6/30/98.

    In selecting our group of faster-growing firms serving attractive growth markets, we have avoided companies that derive a significant portion of their revenue from Asia. We focused instead on institutions that could benefit from the strong domestic economy. For instance, we believe that deregulation of the telecommunications industry has created strong growth opportunities for selected telecommunications companies, and WorldCom Inc. remains one of our favorite stocks. The fund will continue to look for the best investments in the communications sector, as well as the health care and technology sectors.
    We believe that 1998 will be a year of slower earnings growth and more volatile equity markets. Within this environment, predictability of earnings will remain critical as any disappointments will be negatively dealt with by the market. Thus, we will continue to allocate a substantial portion of the fund's assets to large-cap growth companies.

Fund Management
     VIF--Growth Fund is managed by Vice President Trent E. May. He received a BS from the Florida Institute of Technology and an MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.
     Senior Vice President Timothy J. Miller is co-manager of the fund. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

VIF--Health Sciences Fund

                             VIF-Health Sciences Fund
                         Average Annualized Total Return
                                 as of 6/30/98 (1)

                         1 year                   36.30%
                         -------------------------------
                         Since inception (5/97)   30.40%
                         -------------------------------

    The fund's return for the six-month period ended 6/30/98, was 23.46%. During the same time period, the S&P 500 Index returned 17.63%.(1),(2)
    The  dominant   theme  in  the   portfolio   remains   large-capitalization
pharmaceuticals, which produced significant gains for the fund in the last six months. These companies are benefiting from an improved regulatory environment and strong new product pipelines. The Food & Drug Administration (FDA) has dramatically cut the approval time for new drugs. This has improved the profitability of large-cap pharmaceuticals, since new drugs sales typically drive their revenue and earnings growth. Not only are new drugs coming to the market sooner, but better-educated consumers are increasing the demand for these new products.

   Medical devices and supplies have also produced strong returns for the fund. Like the pharmaceutical industry, this area has high barriers to entry, and profits are somewhat protected by patents.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 6/30/98.

    Looking forward, the health care sector should be a major engine of growth for world economies in years to come. We will continue to focus a substantial portion of the fund's assets on market-leading pharmaceuticals, as these companies are positioned to benefit from dominant market positions, an improved regulatory environment, and strong new product pipelines. As long as interest rates remain relatively stable, the technical underpinnings for the health care sector should remain positive.

Fund Management
    VIF--Health Sciences Portfolio is managed by INVESCO Senior Vice President John R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

VIF--Small Company Growth Fund

                          VIF-Small Company Growth Fund
                           Total Return from Inception
                                through 6/30/98 (1)

                          Since inception (8/97)  9.30%
                          -----------------------------

    The fund's return for the six-month period ended 6/30/98, was 10.29%. During the same time period, the Russell 2000 Index returned 4.93%.(1),(2)
    The fund invests in companies with market capitalization of a billion dollars or less at purchase, which have the potential to grow their earnings faster than the small-cap market in general. Our strategy focuses on the faster-growing sectors of the economy, including health care, technology, and consumer cyclicals -- although fund performance is typically driven by individual stock selection.

    Although returns were strong by historical measures during the last year, we continue to witness the underperformance of small-capitalization stocks compared to large-cap issues, maintaining a trend established three and a half years ago. This situation may persist until investors become less concerned about liquidity, and focus more on stocks that are inexpensive relative to their growth rates. When this happens, we could enter a prolonged period of time in which small-cap stocks significantly outperform.
    During the last six months, we focused the fund on the fastest-growing companies. Our strategy has skewed the portfolio towards consumer cyclical, finance, health care, and technology companies, while avoiding firms that derive a significant portion of their revenue from Asian/Pacific Rim economies. Some of the strongest returns for the fund were produced by stocks from retailers.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Small Company Growth Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/97) through 6/30/98.


    The fund also benefited from its exposure to outsourcing vendors over the last six months, an area which will continue to be a dominant theme in the portfolio. As firms focus on becoming more efficient and profitable, outsourcing non-critical operations to outside vendors has increased in popularity.

Fund Management
    Stacie L. Cowell is the lead portfolio manager of VIF--Small Company Growth Fund. She earned her BA in Economics from Colgate University and is a Chartered Financial Analyst. Prior to joining INVESCO, Stacie was a senior equities analyst with Founders Asset Management, and a capital markets and trading analyst with Chase Manhattan Bank. She is assisted by co-managers Tim J. Miller and Trent E. May.
    Tim, a senior vice president, heads up our growth investment team. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
    Trent, a vice president, received a BS from the Florida Institute of Technology and an MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

VIF--Technology Fund

                               VIF-Technology Fund
                          Average Annualized Total Return
                                as of 6/30/98 (1)

                          1 Year                   36.80%
                          ---------------------------------
                          Since inception          30.81%
                          ---------------------------------

    The fund's return for the six-month period ended 6/30/98, was 19.16%. During the same time period, the S&P 500 Index returned 17.63%.(1),(2)
    The fund invests in the fastest-growing companies in the technology sector. We believe that these industries will be a major engine of expansion for the U.S. and world economies in coming years. Although short-term volatility is likely, the dynamic potential for long-term growth remains bright.
    We have remained fairly conservative with the fund's investments over the last six months. The Asian financial crisis, which began in the summer of 1997, increased investment risk associated with this sector, as many technology firms derive a significant portion of their revenue from the Asian/Pacific Rim region. In response to this uncertain environment, we have focused holdings in companies that can benefit from continued economic strength in the U.S. and Europe, while avoiding those that rely on revenue from Asia. This strategy concentrates the portfolio on market-leading companies with defensible positions in the software, services, computing and specialty technology fields, while avoiding semiconductor stocks.

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in VIF-Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/97) through 6/30/98.

    Looking forward, the Asian financial crisis will probably continue to cause extreme volatility on a day-to-day basis. Paradoxically, the crisis may improve the earnings of selected technology companies which manufacture or buy their products in the Asian/Pacific Rim region, but sell these products in the U.S. or Europe -- as their cost of production has decreased. After the Asian crisis passes, we believe that the technology sector will re-establish itself as one of the preeminent drivers of growth for the world's economies. This sector continues to produce better products at lower prices each year, enhancing the availability of technology for everyone.

Fund Management
    VIF--Technology Fund is co-managed by Senior Vice President Daniel B. Leonard and Vice President Gerard Hallaren. Dan's experience in investment management extends back to 1960. He joined INVESCO in 1975 and is now a senior vice president. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University. Gerard, who joined INVESCO in 1994, earned his BA from the University of Massachusetts at Amherst and is a Chartered Financial Analyst.

VIF--Realty Fund

                              VIF-Realty Fund
                       Total Return from Inception
                            through 6/30/98 (1)

                       Since inception (4/98) -5.00%
                       -----------------------------

    In its limited performance history, the fund posted a loss of -5.00% from inception (4/98) through 6/30/98. During the same time period, the NAREIT Composite posted a loss of -1.48%.
    Despite the short-term disappointments, we believe that the outlook for REITs remains bright. While a flood of new IPOs and secondary stock offerings in 1997 caused some short-term price constraints, the long-term underpinnings for this sector remain sound. The fund will continue to diversify across property and geographic sectors, searching for real estate markets that are improving fundamentally.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in VIF-Realty Fund to the value of a $10,000 investment in the NAREIT Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (4/98) through 6/30/98.

Fund Management
    VIF--Realty Fund's investments are selected by a team of INVESCO Realty Advisors, Inc. portfolio managers who are collectively responsible for the investment decisions relating to the fund.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stocks. The Russell 2000 is an unmanaged index indicative of smaller-capitalization stocks, while the Dow Jones Utilities Index is an unmanaged index of utilities stocks. The Lehman
Government/Corporate Bond and Merrill Lynch High Yield Index are unmanaged indexes indicative of the broad fixed-income and high-yield markets, respectively. The NAREIT is an unmanaged index indicative of the U.S. real estate investment-trust market.

(3)Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions. When available, rankings are cited for one-, five-, and 10-year periods.

INVESCO Variable Investment Funds, Inc.
Statement of Investment Securities
June 30, 1998
UNAUDITED

---------------------------------------------------------------------------------------------
                                                            Shares, Units
                                                             or Principal
Description                                                    Amount                   Value
---------------------------------------------------------------------------------------------
DYNAMICS Portfolio
COMMON STOCKS 100.00%
AUTO PARTS 0.37%
O'Reilly Automotive*                                               30            $      1,080
                                                                                 ------------
BANKS 3.77%
State Street                                                       50                   3,475
Summit Bancorp                                                     45                   2,137
Zions Bancorp                                                     100                   5,312
                                                                                 ------------
                                                                                       10,924
                                                                                 ------------
BEVERAGES 0.95%
Coca-Cola Enterprises                                              70                   2,748
                                                                                 ------------
BROADCASTING 2.00%
Clear Channel Communications*                                      40                   4,365
Sinclair Broadcast Group Class A*                                  50                   1,438
                                                                                 ------------
                                                                                        5,803
                                                                                 ------------
CABLE 3.99%
Cox Communications Class A*                                        50                   2,422
TCA Cable TV                                                       50                   3,000
Tele-Communications Inc TCI Group Series A*                       160                   6,150
                                                                                 ------------
                                                                                       11,572
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT & MANUFACTURING 3.77%
Aspect Telecommunications*                                         60                   1,642
CIENA Corp*                                                        35                   2,437
PairGain Technologies*                                             65                   1,133
Tellabs Inc*                                                       80                   5,730
                                                                                 ------------
                                                                                       10,942
                                                                                 ------------





COMPUTER RELATED 15.91%
Ascend Communications*                                            100                   4,956
Autodesk Inc                                                       45                   1,738
BMC Software*                                                      80                   4,155
Bay Networks*                                                     170                   5,483
Broderbund Software*                                               80                   1,825
Cisco Systems*                                                     45                   4,143
Computer Horizons*                                                 30                   1,112
Electronic Arts*                                                   95                   5,130
FORE Systems*                                                     100                   2,650
HMT Technology*                                                    80                     670
Networks Associates*                                               60                   2,872
Parametric Technology*                                            100                   2,712
PeopleSoft Inc*                                                   120                   5,640
RealNetworks Inc*                                                  10                     373
Remedy Corp*                                                       80                   1,360
Symantec Corp*                                                     50                   1,306
                                                                                 ------------
                                                                                       46,125
                                                                                 ------------
CONSUMER FINANCE 0.50%
FIRSTPLUS Financial Group*                                         40                   1,440
                                                                                 ------------
ELECTRICAL EQUIPMENT 0.68%
SLI Inc*                                                           75                   1,959
                                                                                 ------------
ELECTRONICS -- SEMICONDUCTOR 4.49%
KLA-Tencor Corp*                                                   60                   1,661
Linear Technology                                                  60                   3,619
Maxim Integrated Products*                                        190                   6,021
Xilinx Inc*                                                        50                   1,700
                                                                                 ------------
                                                                                       13,001
                                                                                 ------------
FINANCIAL 2.20%
Edwards (A G) Inc                                                  60                   2,561
Northern Trust                                                     50                   3,813
                                                                                 ------------
                                                                                        6,374
                                                                                 ------------
GAMING 1.29%
Midway Games*                                                      40                     625
Mirage Resorts*                                                    50                   1,066
Sun International Hotels Ltd*                                      45                   2,048
                                                                                 ------------





                                                                                        3,739
                                                                                 ------------
HEALTH CARE DRUGS -- PHARMACEUTICALS 2.89%
ALZA Corp*                                                         75                   3,244
Watson Pharmaceuticals*                                           110                   5,136
                                                                                 ------------
                                                                                        8,380
                                                                                 ------------
HEALTH CARE RELATED 3.81%
HBO & Co                                                          160                   5,640
Professional Staff PLC Sponsored ADR
   Representing Cmn Shrs*                                         100                   1,375
Stryker Corp*                                                     105                   4,029
                                                                                 ------------
                                                                                       11,044
                                                                                 ------------
INSURANCE 2.51%
Nationwide Financial Services Class A                              75                   3,825
Provident Cos                                                     100                   3,450
                                                                                 ------------
                                                                                        7,275
                                                                                 ------------
INVESTMENT BANK/BROKER FIRM 3.22%
Bear Stearns                                                       50                   2,844
Lehman Brothers Holdings                                           45                   3,490
Price (T Rowe) Associates                                          80                   3,005
                                                                                 ------------
                                                                                        9,339
                                                                                 ------------
LEISURE TIME 3.09%
International Game Technology                                     140                   3,395
Royal Caribbean Cruises Ltd                                        70                   5,565
                                                                                 ------------
                                                                                        8,960
                                                                                 ------------
MACHINERY 0.63%
Cincinnati Milacron                                                75                   1,823
                                                                                 ------------
MANUFACTURING 1.61%
Eaton Corp                                                         60                   4,665
                                                                                 ------------
OIL & GAS RELATED 7.04%
Apache Corp                                                        75                   2,363
BJ Services*                                                       40                   1,162
Canadian Occidental Petroleum                                     120                   2,580




Coflexip SA Sponsored ADR Representing
   1/2 Ord Shrs                                                    50                   3,056
Cooper Cameron*                                                    75                   3,825
EEX Corp*                                                         360                   3,375
Global Industries Ltd*                                             60                   1,012
Nabors Industries*                                                 75                   1,486
National Energy Group*                                            190                     273
Ocean Energy*                                                      65                   1,272
                                                                                 ------------
                                                                                       20,404
                                                                                 ------------
POLLUTION CONTROL 2.96%
Laidlaw Inc                                                       170                   2,072
Republic Services Class A*                                        100                   2,400
USA Waste Services*                                                83                   4,098
                                                                                 ------------
                                                                                        8,570
                                                                                 ------------
RAILROADS 1.46%
Kansas City Southern Industries                                    85                   4,218
                                                                                 ------------
RETAIL 6.28%
Costco Cos*                                                        25                   1,577
Home Depot                                                         40                   3,323
Meyer (Fred) Inc*                                                  60                   2,550
Nordstrom Inc                                                      50                   3,862
Tandy Corp                                                        130                   6,898
                                                                                 ------------
                                                                                       18,210
                                                                                 ------------
SAVINGS & LOAN 1.86%
Peoples Heritage Financial Group                                  120                   2,835
Sovereign Bancorp                                                 156                   2,550
                                                                                 ------------
                                                                                        5,385
                                                                                 ------------
SERVICES 9.09%
America Online*                                                    60                   6,360
Avis Rent A Car*                                                   50                   1,237
Corrections Corp of America*                                       80                   1,880
i2 Technologies*                                                  120                   4,215
Keane Inc*                                                         30                   1,680





Omnicom Group                                                      70                   3,491
Robert Half International*                                         75                   4,191
Snyder Communications*                                             75                   3,300
                                                                                 ------------
                                                                                       26,354
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR & WIRELESS 2.27%
Millicom International Cellular SA*                                50                   2,187
NEXTEL Communications Class A*                                    120                   2,985
Western Wireless Class A*                                          70                   1,396
                                                                                 ------------
                                                                                        6,568
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 3.84%
ADC Telecommunications*                                            70                   2,557
ICG Communications*                                                85                   3,108
Qwest Communications International*                                40                   1,395
Teleport Communications Group Class A*                             75                   4,069
                                                                                 ------------
                                                                                       11,129
                                                                                 ------------
TELEPHONE 5.69%
Century Telephone Enterprises                                      90                   4,129
COLT Telecom Group PLC Sponsored ADR
   Representing 4 Ord Shrs*                                        50                   8,175
Intermedia Communications*                                        100                   4,194
                                                                                 ------------
                                                                                       16,498
                                                                                 ------------
TEXTILE -- APPAREL MANUFACTURING 1.02%
Warnaco Group Class A                                              70                   2,971
                                                                                 ------------
TOYS 0.81%
Hasbro Inc                                                         60                   2,359
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $239,217#)                                                              $    289,859
                                                                                 ============

GROWTH Portfolio
COMMON STOCKS 100.00%
AUTOMOBILES 3.75%
Ford Motor                                                        200            $    11,800
                                                                                 ------------
BANKS 1.38%





BankAmerica Corp                                                   50                   4,322
                                                                                 ------------
BEVERAGES 4.08%
Coca-Cola Co                                                      150                  12,825
                                                                                 ------------
CHEMICALS 4.15%
du Pont (E I) de Nemours                                          175                  13,059
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING 0.63%
Northern Telecom Ltd                                               35                   1,986
                                                                                 ------------
COMPUTER RELATED 12.35%
Dell Computer*                                                     10                     928
HNC Software*                                                      80                   3,265
Hewlett-Packard Co                                                150                   8,981
International Business Machines                                   100                  11,481
Microsoft Corp*                                                   125                  13,547
Veritas Software*                                                  15                     621
                                                                                 ------------
                                                                                       38,823
                                                                                 ------------
ELECTRICAL EQUIPMENT 3.91%
General Electric                                                  135                  12,285
                                                                                 ------------
ELECTRONICS -- SEMICONDUCTOR 4.37%
Intel Corp                                                        100                   7,413
Maxim Integrated Products*                                        200                   6,338
                                                                                 ------------
                                                                                       13,751
                                                                                 ------------
ENTERTAINMENT 3.34%
Disney (Walt) Co                                                  100                  10,506
                                                                                 ------------
FINANCIAL 4.65%
Associates First Capital Class A                                   52                   3,997
Fannie Mae                                                        175                  10,631
                                                                                 ------------
                                                                                       14,628
                                                                                 ------------
HEALTH CARE DRUGS -- PHARMACEUTICALS 18.45%
Bristol-Myers Squibb                                              100                  11,494
Johnson & Johnson                                                 155                  11,431
Lilly (Eli) & Co                                                  125                   8,258
Merck & Co                                                         95                  12,706





Pfizer Inc                                                        130                  14,129
                                                                                 ------------
                                                                                       58,018
                                                                                 ------------
HOUSEHOLD PRODUCTS 6.42%
Colgate-Palmolive Co                                              100                   8,800
Procter & Gamble                                                  125                  11,383
                                                                                 ------------
                                                                                       20,183
                                                                                 ------------
INSURANCE 8.04%
American International Group                                       90                  13,140
Travelers Group                                                   200                  12,125
                                                                                 ------------
                                                                                       25,265
                                                                                 ------------
OIL & GAS RELATED 6.72%
Exxon Corp                                                        150                  10,697
Royal Dutch Petroleum New York Registry
   1.25 Gldr Shrs                                                 190                  10,414
                                                                                 ------------
                                                                                       21,111
                                                                                 ------------
RETAIL 5.02%
Wal-Mart Stores                                                   260                  15,795
                                                                                 ------------
SERVICES 1.01%
America Online*                                                    30                   3,180
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 2.59%
AT&T Corp                                                         100                   5,713
WorldCom Inc*                                                      50                   2,422
                                                                                 ------------
                                                                                        8,135
                                                                                 ------------
TELEPHONE 6.63%
Bell Atlantic                                                     220                  10,038
SBC Communications                                                270                  10,800
                                                                                 ------------
                                                                                       20,838
                                                                                 ------------
TOBACCO 2.51%
Philip Morris                                                     200                   7,875
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $250,297)
   (Cost for Income Tax Purposes $250,414)                                       $    314,385
                                                                                 ============





HEALTH SCIENCES Portfolio
COMMON STOCKS 62.07%
BIOTECHNOLOGY 3.41%
Emisphere Technologies*                                           110             $     1,327
Genentech Inc Special Cmn*                                        465                  31,562
MedImmune Inc*                                                    620                  38,673
Sepracor Inc*                                                      50                   2,075
                                                                                 ------------
                                                                                       73,637
                                                                                 ------------
HEALTH CARE -- SERVICES 6.01%
Cognizant Corp*                                                   550                  34,650
Columbia/HCA Healthcare                                           925                  26,941
Humana Inc*                                                       500                  15,594
McKesson Corp                                                     650                  52,812
                                                                                 ------------
                                                                                      129,997
                                                                                 ------------
HEALTH CARE DRUGS -- PHARMACEUTICALS 39.22%
Abbott Laboratories                                               995                  40,671
ALZA Corp*                                                        110                   4,757
American Home Products                                          1,570                  81,247
Bristol-Myers Squibb                                              715                  82,180
Forest Laboratories*                                              220                   7,865
Glaxo Wellcome PLC Sponsored ADR
   Representing 2 Ord Shrs                                      1,020                  61,009
ICN Pharmaceuticals                                             1,052                  48,063
Johnson & Johnson                                                 625                  46,094
Lilly (Eli) & Co                                                  640                  42,280
Merck & Co                                                        615                  82,256
Monsanto Co                                                       415                  23,188
Novartis AG Registered Shrs                                         5                   8,320
Pfizer Inc                                                        760                  82,602
Schering-Plough Corp                                              870                  79,714
Shire Pharmaceuticals Group PLC*                                  225                   1,584
SmithKline Beecham PLC Sponsored ADR
   Representing Ord A Shrs                                      1,245                  75,323
Warner-Lambert Co                                               1,165                  80,822
                                                                                 ------------
                                                                                      847,975
                                                                                 ------------





MEDICAL EQUIPMENT & DEVICES 13.43%
Allegiance Corp                                                   400                  20,500
Beckman Coulter                                                   125                   7,281
Becton Dickinson                                                  325                  25,228
Guidant Corp                                                    1,145                  81,653
IDEXX Laboratories*                                               335                   8,333
Medtronic Inc                                                   1,060                  67,575
ResMed Inc*                                                       385                  17,542
Sofamor/Danek Group*                                              720                  62,325
                                                                                 ------------
                                                                                      290,437
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $1,228,750)                                                                1,342,046
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 37.93%
Repurchase  Agreement with State Street
   dated  6/30/1998 due 7/1/1998 at 5.700%,
   repurchased at $820,130 (Collateralized
   by US Treasury Bonds due 5/15/2014 at
   13.250%, value $846,676) (Cost $820,000)               $   820,000                 820,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $2,048,750)
   (Cost for Income Tax Purposes $2,049,757)                                     $  2,162,046
                                                                                 ============

HIGH YIELD Portfolio
FIXED INCOME SECURITIES 84.47%
Corporate Bonds 84.47%
AIR FREIGHT 1.56%
Stena Line AB, Sr Notes, 10.625%, 6/1/2008                $   400,000            $    405,000
TBS Shipping International Ltd, 1st
   Pfd Ship Mortgage Notes^ 10.000%, 5/1/2005             $   250,000                 227,813
                                                                                 ------------
                                                                                      632,813
                                                                                 ------------
BIOTECHNOLOGY 0.72%
Packard BioScience, Sr Sub Notes, Series B,
   9.375%, 3/1/2007                                       $   300,000                 291,000
                                                                                 ------------
BROADCASTING 6.45%
American Radio Systems, Gtd Sr Sub Notes,
   9.000%, 2/1/2006                                       $   350,000                 375,375





Capstar Radio Broadcasting Partners,
   Sr Sub Notes, 9.250%, 7/1/2007                         $   250,000                 262,500
Cumulus Media, Sr Sub Notes,
   10.375%, 7/1/2008                                      $   250,000                 253,750
EchoStar Communications, Gtd Sr Secured
   Discount Step-Up Notes Zero Coupon^^,
   6/1/2004                                               $   463,000                 451,425
Heritage Media, Sr Sub Notes,
   8.750%, 2/15/2006                                      $   500,000                 532,500
JCAC Inc, Gtd Sr Sub Notes,
   10.125%, 6/15/2006                                     $   250,000                 273,437
Jacor Communications, Gtd Sr Sub Notes,
   8.000%, 2/15/2010                                      $   350,000                 353,500
Young Broadcasting, Gtd Sr Sub Notes,
   11.750%, 11/15/2004                                    $   100,000                 110,500
                                                                                 ------------
                                                                                    2,612,987
                                                                                 ------------
CABLE 2.18%
Diamond Cable Communications PLC, Sr
   Discount Step-Up Notes
   Zero Coupon^^, 2/15/2007                               $   600,000                 442,500
NTL Inc, Sr Deferred Coupon Step-Up Notes,
   Series A Zero Coupon^^, 4/15/2005                      $   500,000                 442,500
                                                                                 ------------
                                                                                      885,000
                                                                                 ------------
CHEMICALS 1.06%
Terra Industries, Sr Notes, Series B,
   10.500%, 6/15/2005                                     $   400,000                 431,000
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING 2.94%
RCN Corp, Sr Discount Step-Up Notes,
   Zero Coupon^^ 7/1/2008                                 $ 1,000,000                 593,750
   Series B, 2/15/2008                                    $ 1,000,000                 600,000
                                                                                 ------------
                                                                                    1,193,750
                                                                                 ------------
ELECTRIC UTILITIES 2.11%
Niagara Mohawk Power Sr Discount Step-Up
   Notes, Series H, Zero Coupon^^,
   7/1/2010                                               $   500,000                 342,500
   Sr Notes, Series G, 7.750%, 10/1/2008                  $   250,000                 256,563
Western Massachusetts Electric, 1st





   Mortgage, Series V 7.750%, 12/1/2002                   $   250,000                 255,554
                                                                                 ------------
                                                                                      854,617
                                                                                 ------------
ELECTRICAL EQUIPMENT 0.53%
Alpine Group, Gtd Sr Secured Notes,
   Series B, 12.250%, 7/15/2003                           $   200,000                 217,000
                                                                                 ------------
ENGINEERING & CONSTRUCTION 0.47%
Ryland Group, Sr Sub Notes, 8.250%, 4/1/2008              $   200,000                 192,000
                                                                                 ------------
ENTERTAINMENT 1.87%
Empress Entertainment, Sr Sub Notes^,
   8.125%, 7/1/2006                                       $   250,000                 250,625
Production Resource Group LLC/Program
   Finance, Sr Sub Notes^
   11.500%, 1/15/2008                                     $   250,000                 243,750
Rio Hotel & Casino, Gtd Sr Sub Notes,
   9.500%, 4/15/2007                                      $   250,000                 261,875
                                                                                 ------------
                                                                                      756,250
                                                                                 ------------
FOODS 2.03%
Favorite Brands International, Sr Notes^,
   10.750%, 5/15/2006                                     $   250,000                 252,500
Grupo Azucarero Mexico SA de CV, Sr Notes^,
   11.500%, 1/15/2005                                     $   200,000                 171,250
Keebler Corp, Gtd Sr Sub Notes,
   10.750%, 7/1/2006                                      $   350,000                 397,250
                                                                                 ------------
                                                                                      821,000
                                                                                 ------------
GAMING 2.81%
Aztar Corp, Sr Sub Notes,
   13.750%, 10/1/2004                                     $   350,000                 397,250
Circus Circus Enterprises, Sr Sub Notes,
   6.750%, 7/15/2003                                      $   250,000                 241,596
Station Casinos, Sr Sub Notes,
   9.625%, 6/1/2003                                       $   250,000                 258,750
Trump Atlantic City Association/Trump
   Atlantic City Funding Gtd Secured
   1st Mortgage Notes, 11.250%, 5/1/2006                  $   250,000                 242,500
                                                                                 ------------
                                                                                    1,140,096
                                                                                 ------------





HEALTH CARE DRUGS -- PHARMACEUTICALS 0.98%
Home Products  International,  Sr Sub
Notes^,
   9.625%, 5/15/2008                                      $   400,000                 398,000
                                                                                 ------------
HOUSEHOLD FURNITURE & APPLIANCES 0.76%
Home Interiors & Gifts, Sr Sub Notes^,
   10.125%, 6/1/2008                                      $   300,000                 306,375
                                                                                 ------------
IRON & STEEL 3.44%
Inland Steel, 1st Mortgage, Series R,
   7.900%, 1/15/2007                                      $   500,000                 500,000
Metal Management, Sr Sub Notes^,
   10.000%, 5/15/2008                                     $   400,000                 394,000
National Steel, 1st Mortgage,
   8.375%, 8/1/2006                                       $   500,000                 500,000
                                                                                 ------------
                                                                                    1,394,000
                                                                                 ------------
LEISURE TIME 1.81%
Bally Total Fitness Holdings, Sr Sub Notes,
   Series B 9.875%, 10/15/2007                            $   500,000                 515,000
Players International, Sr Notes,
   10.875%, 4/15/2005                                     $   200,000                 216,750
                                                                                 ------------
                                                                                      731,750
                                                                                 ------------
LODGING -- HOTELS 1.82%
Hilton Hotels, Sr Notes,
   7.200%, 12/15/2009                                     $   500,000                 492,807
Signature Resorts, Sr Sub Notes,
   9.750%, 10/1/2007                                      $   250,000                 243,750
                                                                                 ------------
                                                                                      736,557
                                                                                 ------------
MANUFACTURING 0.62%
Simonds Industries, Sr Sub Notes^,
   10.250%, 7/1/2008                                      $   250,000                 250,000
                                                                                 ------------
METALS MINING 2.23%
Glencore Nickel Property Ltd, Gtd Sr
   Secured Notes 9.000%, 12/1/2014                        $   350,000                 337,750
Haynes International, Sr Notes,
   11.625%, 9/1/2004                                      $   500,000                 565,000
                                                                                 ------------
                                                                                      902,750
                                                                                 ------------





NATURAL GAS 0.35%
Noram Energy, Conv Sub Deb,
   6.000%, 3/15/2012                                      $   150,000                 141,750
                                                                                 ------------
OIL & GAS RELATED 10.27%
Belco Oil & Gas, Sr Sub Notes, Series B,
   8.875%, 9/15/2007                                      $   400,000                 387,000
Canadian Forest Oil Ltd, Gtd Sr Sub Notes,
   8.750%, 9/15/2007                                      $   400,000                 392,283
Chiles Offshore LLC/Chiles Offshore
   Finance, Sr Notes^ 10.000%, 5/1/2008                   $   250,000                 240,625
Cliffs Drilling, Gtd Sr Notes, Series B,
   10.250%, 5/15/2003                                     $   350,000                 369,250
Coda Energy, Gtd Sr Sub Notes,
   Series B, 10.500%, 4/1/2006                            $   250,000                 262,500
Cross Timbers Oil, Sr Sub Notes,
   Series B, 9.250%, 4/1/2007                             $   250,000                 256,562
Energy Corp of America, Sr Sub Notes,
   Series A, 9.500%, 5/15/2007                            $   250,000                 245,000
Gulfmark Offshore, Sr Notes^,
   8.750%, 6/1/2008                                       $   250,000                 242,500
Houston Exploration, Sr Sub Notes^,
   8.625%, 1/1/2008                                       $   250,000                 250,000
KCS Energy, Gtd Sr Sub Notes,
   8.875%, 1/15/2008                                      $   350,000                 332,500
Northern Offshore ASA, Gtd Sr Notes^,
   10.000%, 5/15/2005                                     $   500,000                 477,500
Nuevo Energy, Sr Sub Notes^,
   8.875%, 6/1/2008                                       $   200,000                 203,500
Petsec Energy, Sr Sub Notes, Series B,
   9.500%, 6/15/2007                                      $   250,000                 252,500
Stone Energy, Gtd Sr Sub Notes,
   8.750%, 9/15/2007                                      $   250,000                 251,875
                                                                                 ------------
                                                                                    4,163,595
                                                                                 ------------
PAPER & FOREST PRODUCTS 1.31%
Ainsworth Lumber Ltd, Sr Secured Notes,
   12.500%, 7/15/2007                                     $   200,000                 215,000
Tembec Finance, Gtd Sr Notes,
   9.875%, 9/30/2005                                      $   300,000                 317,250
                                                                                 ------------
                                                                                      532,250
                                                                                 ------------





PUBLISHING 2.45%
Affiliated Newspaper Investments,
   Sr Discount Step-Up Notes
   Zero Coupon^^, 7/1/2006                                $ 1,000,000                 992,500
                                                                                 ------------
REAL ESTATE RELATED 0.87%
LNR Property, Sr Sub Notes^,
   9.375%, 3/15/2008                                      $   350,000                 350,875
                                                                                 ------------
SAVINGS & LOAN 1.18%
Western Financial Savings Bank, Sub
   Capital Deb, 8.875%, 8/1/2007                          $   500,000                 476,863
                                                                                 ------------
SERVICES 2.35%
APCOA Inc, Sr Sub Notes^,
   9.250%, 3/15/2008                                      $   200,000                 198,500
Brill Media LLC/Brill Media Management
   Appreciation Notes (Exp 2007)                          $     7,143                       1
   Gtd Sr Step-Up Notes, Series B,
   7.500%^^, 12/15/2007                                   $   250,000                 235,000
United Rentals, Sr Sub Notes^,
   9.500%, 6/1/2008                                       $   500,000                 520,000
                                                                                 ------------
                                                                                      953,501
                                                                                 ------------
SHIPPING 0.64%
Navigator Gas Transport PLC, 1st
   Priority Ship Mortgage Notes^
   10.500%, 6/30/2007                                     $   250,000                 260,625
                                                                                 ------------
SPECIALTY PRINTING 0.26%
MDC Communications, Sr Sub Notes,
   10.500%, 12/1/2006                                     $   100,000                 105,000
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR &
   WIRELESS 7.26%
Centennial Cellular, Sr Notes,
   10.125%, 5/15/2005                                     $   550,000                 616,000
Esat Holdings Ltd, Sr Deferred Coupon
   Step-Up Notes, Series B
   Zero Coupon^^, 2/1/2007                                $   650,000                 477,750
NEXTEL Communications, Sr Discount
   Step-Up Notes, Zero Coupon^^
   8/15/2004                                              $   500,000                 487,500
   10/31/2007                                             $   250,000                 162,500





Price Communications Wireless, Sr
   Secured Notes^ 9.125%, 12/15/2006                      $   250,000                 249,688
Teligent Inc
   Sr Discount Step-Up Notes^, Zero Coupon^^,
   3/1/2008                                               $   500,000                 275,625
   Sr Notes, 11.500%, 12/1/2007                           $   250,000                 252,500
Triton PCS, Sr Sub Discount Step-Up Notes^,
   Zero Coupon^^ 5/1/2008                                 $   750,000                 421,875
                                                                                 ------------
                                                                                    2,943,438
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 15.92%
Barak International Telecommunications
   Services, Sr Sub Discount Step-Up Notes,
   Series B, Zero Coupon^^, 11/15/2007                    $   500,000                 300,000
Esprit Telecom Group PLC, Sr Notes,
   11.500%, 12/15/2007                                    $   250,000                 257,500
fONOROLA Inc, Gtd Sr Secured Notes,
   12.500%, 8/15/2002                                     $   250,000                 276,875
GCI Inc, Sr Notes, 9.750%, 8/1/2007                       $   395,000                 414,750
GST Telecommunications/GST Network Funding
   Sr Secured Discount Step-Up Notes^,
   Zero Coupon^^, 5/1/2008                                $   500,000                 300,000
IDT Corp, Sr Notes^, 8.750%, 2/15/2006                    $   500,000                 480,000
IXC Communications, Sr Sub Notes^,
   9.000%, 4/15/2008                                      $   250,000                 250,625
Level 3 Communications, Sr Notes^,
   9.125%, 5/1/2008                                       $ 1,000,000                 973,750
McLeodUSA Inc
   Sr Discount Step-Up Notes^, Zero Coupon^^,
   3/1/2007                                               $   445,000                 331,525
   Sr Notes, 9.250%, 7/15/2007                            $   250,000                 259,375
   Sr Notes, 8.375%, 3/15/2008                            $   250,000                 250,625
NEXTLINK Communications
   Sr Discount Step-Up Notes^,
   Zero Coupon^^, 4/15/2008                               $   500,000                 305,625
   Sr Notes, 9.625%, 10/1/2007                            $   250,000                 256,250
NEXTLINK Communications LLC/NEXTLINK
   Capital, Sr Notes
   12.500%, 4/15/2006                                     $   750,000                 851,250
Primus Telecommunications Group,
   Sr Notes^, 9.875%, 5/15/2008                           $   250,000                 245,000
Qwest Communications International,
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 2/1/2008                                $   350,000                 252,000





RSL Communications PLC, Sr Discount
   Step-Up Notes^
   Zero Coupon^^, 3/1/2008                                $   750,000                 446,250
                                                                                 ------------
                                                                                    6,451,400
                                                                                 ------------
TELEPHONE 5.22%
Intermedia Communications
   Sr Notes^, 8.600%, 6/1/2008                            $   250,000                 253,125
   Sr Notes, Series B, 8.500%, 1/15/2008                  $   500,000                 500,000
MetroNet Communications
   Sr Discount Step-Up Notes, Zero Coupon^^,
   11/1/2007                                              $   500,000                 328,125
   Sr Discount Step-Up Notes^, Zero Coupon^^,
   6/15/2008                                              $   850,000                 520,538
   Sr Notes, 12.000%, 8/15/2007                           $   250,000                 281,875
Netia Holdings BV, Gtd Sr Discount
   Step-Up Notes, Series B
   Zero Coupon^^, 11/1/2007                               $   350,000                 231,000
                                                                                 ------------
                                                                                    2,114,663
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $34,352,158)                                                              34,233,405
                                                                                 ------------
PREFERRED STOCKS & WARRANTS 0.95%
PUBLISHING 0.84%
PRIMEDIA Inc, Exchangeable Pfd^,
   Series G, 8.625%                                             3,500                 340,375
TELECOMMUNICATIONS--- CELLULAR &
   WIRELESS 0.08%
Microcell Telecommunications Warrants*^
   (Exp 2006)                                                   2,000                  33,000
                                                                                 ------------
TELEPHONE 0.03%
MetroNet Communications Warrants*^
   (Exp 2007)                                                     250                  12,000
                                                                                 ------------
TOTAL PREFERRED STOCKS & WARRANTS
   (Cost $363,095)                                                                    385,375
                                                                                 ------------
OTHER SECURITIES 6.85%
COMPUTER RELATED 1.99%
Rhythms NetConnections, Units^ (Each
   unit consists of one $1,000
   face amount Sr Discount Step-Up Note,
   Zero Coupon^^ 5/15/2008 and 4 wrnts
   to purchase 6.80 shrs of cmn stk)                            1,000                 490,000




Wam!Net Inc,  Units^
   (Each unit consists of one $1,000 face amount
   Sr Discount Step-Up Note, Zero Coupon^^, 3/1/2005
   and 3 wrnts to purchase 6.03 shrs of cmn stk)                 500                  315,000
                                                                                 ------------
                                                                                      805,000
                                                                                 ------------
GAMING 0.34%
Aladdin Gaming Holdings LLC/Aladdin Capital,  Units^
   (Each unit consists of one
   $1,000 face amount Sr Discount
   Step-Up Note, Zero Coupon^^,  3/1/2010 and 10
   wrnts to purchase 10 shrs of Class B cmn stk)                 300                  139,500
                                                                                 ------------
SERVICES 0.44%
Spin Cycle,  Units^  (Each unit  consists
   of one $1,000 face amount Sr Discount
   Step-Up Note, Zero Coupon^^, 5/1/2005 and one wrnt
   to purchase 0.18 shrs of cmn stk)                              250                 177,500
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR & WIRELESS 0.81%
American Mobile Satellite/AMSC Acquisition,
   Units^ (Each unit consists of one $1,000
   face amount Sr Note, 12.250%, 4/1/2008
   and one wrnt to purchase 3.76 shrs of cmn stk)                 350                 329,000
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 2.44%
DTI Holdings, Units^ (Each unit consists of one
   $1,000 face amount Sr Discount Step-Up Note,
   Zero Coupon^^, 3/1/2008 and 5 wrnts to
   purchase 7.76 shrs of cmn stk)                                 750                 405,000
FirstWorld Communications,  Units^
   (Each unit consists of one $1,000 face amount
   Sr Discount Step-Up Note, 13.000%, 4/15/2008 and
   one wrnt to purchase 7.90 shrs of Series B cmn stk)          1,000                 440,000
STARTEC Global Communications, Units^
   (Each unit consists of one $1,000 face amount
   Sr Note, 12.000%, 5/15/2008 and one wrnt to
   purchase 1.25 shrs of cmn stk)                                 150                 145,500
                                                                                 ------------
                                                                                      990,500
                                                                                 ------------





TELEPHONE 0.83%
Convergent Communications,  Units^
(Each unit consists of one $1,000 face amount
   Sr Note, 13.000%, 4/1/2008 and 4 wrnts to purchase
   10.80 shrs of cmn stk)                                         350                 336,000
                                                                                 ------------
TOTAL OTHER SECURITIES
   (Cost $3,010,359)                                                                2,777,500
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 7.73%
Repurchase  Agreement with State Street dated
   6/30/1998 due 7/1/1998 at 5.700%,
   repurchased at $3,132,496  (Collateralized by
   US Treasury Bonds due 2/15/2015
   at 11.250%, value
   $3,215,516) (Cost $3,132,000)                          $ 3,132,000               3,132,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $40,857,612)
   (Cost for Income Tax Purposes $40,857,625)                                    $ 40,528,280
                                                                                 ============

INDUSTRIAL INCOME Portfolio
COMMON STOCKS 73.14%
AEROSPACE & DEFENSE 1.45%
Howmet International*                                          25,000            $    375,000
Northrop Grumman                                                4,000                 412,500
                                                                                 ------------
                                                                                      787,500
                                                                                 ------------
AIRLINES 1.66%
KLM Royal Dutch Airlines New York
   Registered Shrs                                             22,000                 900,625
                                                                                 ------------
AUTOMOBILES 0.48%
Ford Motor                                                      2,000                 118,000
General Motors Class H*                                         3,000                 141,375
                                                                                 ------------
                                                                                      259,375
                                                                                 ------------
BANKS 7.73%
Bank of New York                                               10,000                 606,875
Citicorp                                                        3,500                 522,375
First Tennessee National                                       20,000                 631,250
Fleet Financial Group                                           6,100                 509,350





Mellon Bank                                                    10,000                 696,250
NationsBank Corp                                                6,700                 512,550
Summit Bancorp                                                 15,000                 712,500
                                                                                 ------------
                                                                                    4,191,150
                                                                                 ------------
BEVERAGES 0.70%
Anheuser-Busch Cos                                              8,000                 377,500
                                                                                 ------------
BIOTECHNOLOGY 1.03%
MedImmune Inc*                                                  9,000                 561,375
                                                                                 ------------
CHEMICALS 0.66%
Agrium Inc                                                     15,000                 189,375
Olin Corp                                                       4,000                 166,750
                                                                                 ------------
                                                                                      356,125
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING 0.78%
Motorola Inc                                                    8,000                 420,500
                                                                                 ------------
COMPUTER RELATED 2.04%
Edwards (J D) & Co*                                             6,500                 279,094
International Business Machines                                 7,200                 826,650
                                                                                 ------------
                                                                                    1,105,744
                                                                                 ------------
ELECTRIC UTILITIES 0.68%
Interstate Energy                                              11,400                 370,500
                                                                                 ------------
ELECTRICAL EQUIPMENT 1.79%
Emerson Electric                                                7,000                 422,625
General Electric                                                6,000                 546,000
                                                                                 ------------
                                                                                      968,625
                                                                                 ------------
ELECTRONICS -- SEMICONDUCTOR 1.80%
Applied Materials*                                             13,300                 392,350
Texas Instruments                                              10,000                 583,125
                                                                                 ------------
                                                                                      975,475
                                                                                 ------------
FOODS 6.67%
General Mills                                                  10,000                 683,750





Heinz (H J) Co                                                  9,725                 545,816
Kellogg Co                                                     10,000                 375,625
Quaker Oats                                                    10,000                 549,375
Ralston-Purina Group                                            7,000                 817,687
Tasty Baking                                                   41,250                 641,953
                                                                                 ------------
                                                                                    3,614,206
                                                                                 ------------
GOLD & PRECIOUS METALS MINING 0.30%
Newmont Mining                                                  7,000                 165,375
                                                                                 ------------
HEALTH CARE DRUGS -- PHARMACEUTICALS 7.85%
Abbott Laboratories                                             8,000                 327,000
American Home Products                                         12,000                 621,000
Bristol-Myers Squibb                                            4,400                 505,725
Merck & Co                                                      7,000                 936,250
Monsanto Co                                                     9,700                 541,987
Novo-Nordisk A/S Sponsored ADR
   Representing 1/2 Class B Shrs*                               5,000                 344,063
Pfizer Inc                                                      4,000                 434,750
SmithKline Beecham PLC Sponsored ADR
   Representing 5 Ord Shrs                                      9,000                 544,500
                                                                                 ------------
                                                                                    4,255,275
                                                                                 ------------
HEALTH CARE RELATED 0.57%
Becton Dickinson                                                4,000                 310,500
                                                                                 ------------
HOUSEHOLD PRODUCTS 0.45%
Colgate-Palmolive Co                                            2,800                 246,400
                                                                                 ------------
INSURANCE 5.13%
Allmerica Financial                                            15,000                 975,000
Chubb Corp                                                      8,000                 643,000
Lincoln National                                                3,000                 274,125
Ohio Casualty                                                   8,000                 354,000
Travelers Property Casualty Class A                            12,500                 535,938
                                                                                 ------------
                                                                                    2,782,063
                                                                                 ------------
INVESTMENT BANK/BROKER FIRM 1.01%
Morgan Stanley Dean Witter Discover & Co                        6,000                 548,250
                                                                                 ------------
LODGING -- HOTELS 1.26%
Hilton Hotels                                                  24,000                 684,000
                                                                                 ------------





MANUFACTURING 2.17%
AlliedSignal Inc                                               12,000                 532,500
Textron Inc                                                     9,000                 645,188
                                                                                 ------------
                                                                                    1,177,688
                                                                                 ------------
OIL & GAS RELATED 4.92%
Apache Corp                                                    15,000                 472,500
Chevron Corp                                                    5,000                 415,312
Exxon Corp                                                      8,000                 570,500
Phillips Petroleum                                              5,000                 240,937
USX-Marathon Group                                             10,000                 343,125
Union Pacific Resources Group                                   5,000                  87,813
Unocal Corp                                                    15,000                 536,250
                                                                                 ------------
                                                                                    2,666,437
                                                                                 ------------
PAPER & FOREST PRODUCTS 0.49%
Fort James                                                      6,000                 267,000
                                                                                 ------------
POLLUTION CONTROL 0.97%
Republic Services Class A*                                     22,000                 528,000
                                                                                 ------------
RAILROADS 1.24%
Kansas City Southern Industries                                13,500                 669,937
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 0.22%
Patriot American Hospitality                                    4,998                 119,640
                                                                                 ------------
RETAIL 5.04%
Dayton Hudson                                                  16,000                 776,000
May Department Stores                                           6,000                 393,000
Penney (J C) Co                                                 3,000                 216,938
Proffitt's Inc*                                                13,600                 549,100
Tandy Corp                                                     15,000                 795,938
                                                                                 ------------
                                                                                    2,730,976
                                                                                 ------------
SAVINGS & LOAN 3.36%
Ahmanson (H F) & Co                                             8,000                 568,000
Charter One Financial                                          20,500                 690,594
St Paul Bancorp                                                25,000                 564,844
                                                                                 ------------
                                                                                    1,823,438
                                                                                 ------------





SERVICES 4.19%
Ceridian Corp*                                                 11,000                 646,250
First Data                                                     15,000                 499,687
Galileo International                                          25,000               1,126,562
                                                                                 ------------
                                                                                    2,272,499
                                                                                 ------------
TELEPHONE 5.32%
Ameritech Corp                                                  6,000                 269,250
Bell Atlantic                                                  16,144                 736,570
BellSouth Corp                                                  8,000                 537,000
GTE Corp                                                        8,500                 472,812
SBC Communications                                             10,000                 400,000
US WEST                                                        10,000                 470,000
                                                                                 ------------
                                                                                    2,885,632
                                                                                 ------------
TRUCKERS 1.18%
CNF Transportation                                             15,000                 637,500
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $31,987,655)                                                              39,659,310
                                                                                 ------------
FIXED INCOME SECURITIES 19.13%
US Government Obligations 0.49%
US Teasury Notes, 6.500%, 5/15/2005
   (Cost $256,405)                                        $   250,000                 263,906
US Government Agency Obligations 2.35%
Freddie Mac, Gold, Participation
   Certificates, 6.500%, 8/1/2011
   (Cost $1,239,312)                                      $ 1,267,789               1,276,804
                                                                                 ------------
Corporate Bonds 16.29%
AUTOMOBILES 0.19%
General Motors Acceptance, Medium-Term
   Notes, 6.700%, 4/25/2001                               $   100,000                 101,611
                                                                                 ------------
BROADCASTING 1.05%
CBS Inc, Sr Deb, 8.875%, 6/1/2022                         $   300,000                 324,595
Clear Channel Communications, Notes,
   6.625%, 6/15/2008                                      $   250,000                 248,001
                                                                                 ------------
                                                                                      572,596
                                                                                 ------------





BUILDING MATERIALS 1.02%
USG Corp, Sr Notes, 8.500%, 8/1/2005                      $   500,000                 555,900
                                                                                 ------------
CABLE 0.55%
Continental Cablevision, Sr Deb,
   9.500%, 8/1/2013                                       $   250,000                 297,708
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING 0.44%
RCN Corp, Sr Discount Step-Up Notes,
   Zero Coupon^^, 7/1/2008                                $   400,000                 237,500
                                                                                 ------------
ELECTRIC UTILITIES 4.34%
Boston Edison, Deb, 7.800%, 5/15/2010                     $   250,000                 275,733
Carolina Power & Light, 1st Mortgage,
   6.875%, 8/15/2023                                      $   250,000                 253,723
Cleveland Electric Illuminating,
   1st Mortgage, 8.375%, 8/1/2012                         $   150,000                 154,425
Consumers Energy, 1st & Refunding Mortgage,
   7.375%, 9/15/2023                                      $   500,000                 523,771
DQU-II Funding, Collateral Lease,
   8.700%, 6/1/2016                                       $   200,000                 223,916
Jersey Central Power & Light, 1st Mortgage,
   6.750%, 11/1/2025                                      $   200,000                 198,250
New York State Electric & Gas, 1st Mortgage,
   8.300%, 12/15/2022                                     $   200,000                 216,294
PSI Energy, Deb, 6.350%, 11/15/2006                       $   250,000                 253,461
Western Massachusetts Electric, 1st
   Mortgage, Series V 7.750%, 12/1/2002                   $   250,000                 255,554
                                                                                 ------------
                                                                                    2,355,127
                                                                                 ------------
GAMING 0.48%
Station Casinos, Sr Sub Notes,
   9.625%, 6/1/2003                                       $   250,000                 258,750
                                                                                 ------------
HEALTH CARE DRUGS -- PHARMACEUTICALS 0.26%
McKesson Corp, Sub Deb, 4.500%, 3/1/2004                  $   150,000                 139,939
                                                                                 ------------
INSURANCE 0.53%
Equitable Cos, Sr Notes, 9.000%, 12/15/2004               $   250,000                 286,840
                                                                                 ------------
LODGING -- HOTELS 0.45%
Hilton Hotels, Sr Notes, 7.200%, 12/15/2009               $   250,000                 246,403
                                                                                 ------------





METALS MINING 0.21%
Haynes International, Sr Notes,
   11.625%, 9/1/2004                                      $   100,000                 113,000
                                                                                 ------------
OIL & GAS RELATED 2.52%
Atlantic Richfield, Deb,
   10.875%, 7/15/2005                                     $   500,000                 635,595
Belco Oil & Gas, Sr Sub Notes, Series B,
   8.875%, 9/15/2007                                      $   150,000                 145,125
Coda Energy, Gtd Sr Sub Notes, Series B,
   10.500%, 4/1/2006                                      $   100,000                 105,000
Cross Timbers Oil, Sr Sub Notes, Series B,
   9.250%, 4/1/2007                                       $   200,000                 205,250
Gulf Canada Resources Ltd, Sr Notes,
   8.350%, 8/1/2006                                       $   250,000                 273,743
                                                                                 ------------
                                                                                    1,364,713
                                                                                 ------------
PUBLISHING 0.18%
Affiliated Newspaper Investments,
   Sr Discount Step-Up Notes
   Zero Coupon^^, 7/1/2006                                $   100,000                  99,250
                                                                                 ------------
RETAIL 0.47%
Federated Department Stores, Sr Deb,
   6.790%, 7/15/2027                                      $   250,000                 257,822
TELECOMMUNICATIONS-- CELLULAR &
   WIRELESS 1.12%
360 Communications, Sr Notes,
   7.600%, 4/1/2009                                       $   250,000                 271,290
Centennial Cellular, Sr Notes
   10.125%, 5/15/2005                                     $   145,000                 162,400
   8.875%, 11/1/2001                                      $   165,000                 171,394
                                                                                 ------------
                                                                                      605,084
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 0.83%
Level 3 Communications, Sr Notes^,
   9.125%, 5/1/2008                                       $   250,000                 243,437
NEXTLINK Communications, Sr Notes,
   9.625%, 10/1/2007                                      $   200,000                 205,000
                                                                                 ------------
                                                                                      448,437
                                                                                 ------------
TELEPHONE 1.65%





Centel Capital, Deb, 9.000%, 10/15/2019                   $   250,000                 317,349
Frontier Corp, Notes, 7.250%, 5/15/2004                   $   250,000                 263,561
Intermedia Communications, Sr Notes,
   8.500%, 1/15/2008                                      $   200,000                 200,000
MetroNet Communications, Sr Notes,
   12.000%, 8/15/2007                                     $   100,000                 112,750
                                                                                 ------------
                                                                                      893,660
                                                                                 ------------
   TOTAL CORPORATE BONDS
   (Cost $8,745,073)                                                                8,834,340
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $10,240,790)                                                              10,375,050
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 7.73%
Repurchase  Agreement with State Street
   dated  6/30/1998 due 7/1/1998 at 5.700%,
   repurchased at $4,189,664 (Collateralized
   by US Treasury Bonds due 11/15/2016
   at 7.500%, value $4,302,186)
   (Cost $4,189,000)                                      $ 4,189,000               4,189,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $46,417,445#)                                                           $ 54,223,360
                                                                                 ============

REALTY Portfolio
COMMON STOCKS 100.00%
FINANCIAL 2.38%
AMRESCO Inc*                                                      300            $      8,737
                                                                                 ------------
LEISURE TIME 0.71%
American Skiing*                                                  200                   2,600
                                                                                 ------------
LODGING -- HOTELS 0.67%
Bristol Hotels*                                                   100                   2,450
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 93.90%
American General Hospitality                                      600                  12,750
Apartment Investment & Management Class A                         125                   4,937
Arden Realty Group                                                700                  18,112
Avalon Bay Communities                                            100                   3,800
Bedford Property Investors                                        250                   4,562





CarrAmerica Realty                                                450                  12,769
Catellus Development*                                             260                   4,599
Cornerstone Properties                                            200                   3,525
EastGroup Properties SBI                                          175                   3,511
Equity Office Properties Trust SBI                                300                   8,513
Equity Residential Properties Trust SBI                           100                   4,744
Essex Property Trust                                              300                   9,300
Federal Realty Investment Trust SBI                               100                   2,406
FelCor Suite Hotels                                               200                   6,275
First Industrial Realty Trust                                     435                  13,838
Gables Residential Trust SBI                                      100                   2,713
General Growth Properties                                         200                   7,475
Glenborough Realty Trust                                          200                   5,275
Highwoods Properties                                              500                  16,156
Home Properties of New York                                       200                   5,338
IRT Property                                                      200                   2,200
Liberty Property Trust SBI                                        400                  10,225
Mack-Cali Realty                                                  390                  13,406
Meditrust Corp Paired Certificates                                100                   2,794
Meridian Industrial Trust                                         100                   2,300
Mid-America Apartment Communities                                 100                   2,631
Mid-Atlantic Realty Trust                                         300                   3,694
Pan Pacific Retail Properties                                     200                   4,075
Patriot American Hospitality                                      650                  15,559
Philips International Realty*                                     100                   1,650
Prentiss Properties Trust                                         600                  14,588
Prime Group Realty Trust                                          400                   6,850
Public Storage                                                    300                   8,400
Reckson Associates Realty                                         200                   4,725
Regency Realty                                                    300                   7,538
Rouse Co                                                          215                   6,759
SL Green Realty                                                   300                   6,750
Simon DeBartolo Group                                             200                   6,500
Smith (Charles E) Residential Realty                              100                   3,200
Starwood Lodging Trust SBI                                        450                  21,741
Storage USA                                                       100                   3,500
Sunstone Hotel Investors                                          575                   7,655
Tower Realty Trust                                                250                   5,594
TriNet Corporate Realty Trust                                     200                   6,800
Urban Shopping Centers                                            150                   4,725
Vornado Realty Trust SBI                                          300                  11,906
Weeks Corp                                                        250                   7,906
                                                                                 ------------
                                                                                      344,269
                                                                                 ------------





REAL ESTATE RELATED 2.34%
Kilroy Realty                                                     225            $      5,625
Parkway Properties                                                100                   2,950
                                                                                 ------------
                                                                                        8,575
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $384,501#)                                                              $    366,631
                                                                                 ============

SMALL COMPANY GROWTH Portfolio
COMMON STOCKS 100.00%
AEROSPACE & DEFENSE 1.31%
Aeroflex Inc*                                                     430            $      4,461
                                                                                 ------------
AIR FREIGHT 0.71%
Eagle USA Airfreight*                                              70                   2,428
                                                                                 ------------
AUTO PARTS 1.72%
CSK Auto*                                                          90                   2,272
O'Reilly Automotive*                                              100                   3,600
                                                                                 ------------
                                                                                        5,872
                                                                                 ------------
BUILDING MATERIALS 1.22%
Advanced Lighting Technologies*                                   180                   4,185
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING 6.51%
Aspect Telecommunications*                                        100                   2,737
Comverse Technology*                                               70                   3,631
GeoTel Communications*                                             75                   3,056
Gilat Satellite Networks Ltd*                                     150                   5,016
Natural Microsystems*                                             125                   2,000
NICE-Systems Ltd Sponsored ADR
   Representing Ord Shrs*                                         110                   4,125
REMEC Inc*                                                        150                   1,706
                                                                                 ------------
                                                                                       22,271
                                                                                 ------------
COMPUTER RELATED 15.45%
AXENT Technologies*                                               135                   4,134
Aspen Technology*                                                  70                   3,535
BEA Systems*                                                      180                   4,129
CBT Group PLC Sponsored ADR Representing





   Ord Shrs*                                                      100                   5,350
Citrix Systems*                                                    60                   4,102
Concord Communications*                                           150                   3,834
Datastream Systems*                                               150                   2,859
Metro Information Services*                                       100                   3,913
Mobius Management Systems*                                        270                   4,050
Peerless Systems*                                                 100                   2,075
Peregrine Systems*                                                150                   4,275
QuadraMed Corp*                                                   110                   3,004
Saville Systems PLC Sponsored ADR
   Representing Ord Shrs*                                          80                   4,010
Wind River Systems*                                               100                   3,588
                                                                                 ------------
                                                                                       52,858
                                                                                 ------------
CONSUMER FINANCE 1.12%
Metris Cos                                                         60                   3,825
                                                                                 ------------
CONTAINERS 1.05%
Ivex Packaging*                                                   155                   3,604
                                                                                 ------------
DISTRIBUTION 2.38%
Daisytek International*                                           120                   3,052
Weider Nutrition International Class A                            300                   5,100
                                                                                 ------------
                                                                                        8,152
                                                                                 ------------
ELECTRICAL EQUIPMENT 1.23%
Moog Inc Class A*                                                 110                   4,201
                                                                                 ------------
ELECTRONICS 2.08%
Aehr Test Systems*                                                250                   1,492
CerProbe Corp*                                                     75                     984
Level One Communications*                                         112                   2,632
Mettler-Toledo International*                                     100                   2,006
                                                                                 ------------
                                                                                        7,114
                                                                                 ------------
ELECTRONICS -- SEMICONDUCTOR 4.52%
Applied Micro Circuits*                                           180                   4,657
Flextronics International Ltd*                                     40                   1,740
QLogic Corp*                                                       75                   2,677
SIPEX Corp*                                                       200                   4,300
VLSI Technology*                                                  125                   2,098
                                                                                 ------------





                                                                                       15,472
                                                                                 ------------
ENGINEERING & CONSTRUCTION 0.69%
Willbros Group*                                                   150                   2,344
                                                                                 ------------
ENTERTAINMENT 1.07%
SFX Entertainment Class A*                                         80                   3,670
                                                                                 ------------
FINANCIAL 1.58%
AMRESCO Inc*                                                      100                   2,912
Primark Corp*                                                      80                   2,505
                                                                                 ------------
                                                                                        5,417
                                                                                 ------------
FOOTWEAR 0.77%
bebe stores*                                                      200                   2,625
                                                                                 ------------
HEALTH CARE RELATED 4.16%
HealthCare Financial Partners*                                     75                   4,598
Osteotech Inc*                                                    300                   5,325
Sunrise Assisted Living*                                          125                   4,297
                                                                                 ------------
                                                                                       14,220
                                                                                 ------------
INSURANCE 2.97%
HCC Insurance Holdings                                            125                   2,750
Mercury General                                                    50                   3,222
Orion Capital                                                      75                   4,191
                                                                                 ------------
                                                                                       10,163
                                                                                 ------------
LEISURE TIME 2.48%
Bally Total Fitness Holdings*                                     125                   4,500
Intrawest Corp                                                    200                   3,988
                                                                                 ------------
                                                                                        8,488
                                                                                 ------------
LODGING -- HOTELS 0.84%
Prime Hospitality*                                                165                   2,877
                                                                                 ------------
OIL & GAS RELATED 4.69%
Key Energy Group*                                                 150                   1,969
Newfield Exploration*                                             150                   3,731
Patterson Energy*                                                 180                   1,761
Petsec Energy Ltd Sponsored ADR





   Representing 5 Ord Shrs*                                       200                   3,238
Precision Drilling*                                               100                   1,963
Stolt Comex Seaway SA*                                            120                   2,325
Stolt Comex Seaway SA ADR Representing
   Class A Shrs*                                                   60                   1,050
                                                                                 ------------
                                                                                       16,037
                                                                                 ------------
PERSONAL CARE 2.96%
Helen of Troy Ltd*                                                150                   3,300
Ocular Sciences*                                                  100                   3,250
Playtex Products*                                                 225                   3,586
                                                                                 ------------
                                                                                       10,136
                                                                                 ------------
PHOTOGRAPHY & IMAGING 0.45%
Zomax Optical Media*                                              100                   1,538
                                                                                 ------------
POLLUTION CONTROL 1.05%
Allied Waste Industries*                                          150                   3,600
                                                                                 ------------
PUBLISHING 0.75%
Petersen Cos Class A*                                             100                   2,563
                                                                                 ------------
RETAIL 8.94%
Cost Plus*                                                        130                   3,867
Duane Reade*                                                      100                   3,000
Family Dollar Stores                                              200                   3,700
Men's Wearhouse*                                                  113                   3,713
PETsMART Inc*                                                     270                   2,700
Proffitt's Inc*                                                   100                   4,038
Stage Stores*                                                      80                   3,620
Trans World Entertainment*                                         60                   2,588
Wild Oats Markets*                                                110                   3,341
                                                                                 ------------
                                                                                       30,567
                                                                                 ------------
SAVINGS & LOAN 1.14%
FirstFed Financial*                                                75                   3,900
                                                                                 ------------
SERVICES 18.38%
ACNielsen Corp*                                                   125                   3,156
AHL Services*                                                      75                   2,953
Alternative Resources*                                            155                   1,918
Atlantic Data Services*                                           160                   3,070





Boron LePore & Associates*                                        100                   3,800
Concord EFS*                                                       75                   1,959
Cotelligent Group*                                                165                   3,857
Diamond Technology Partners Class A*                              150                   4,537
Harbinger Corp*                                                   150                   3,628
INSpire Insurance Solutions*                                      100                   3,325
Integrated Electrical Services*                                   125                   2,516
Interim Services*                                                 110                   3,534
Labor Ready*                                                      130                   3,924
NCO Group*                                                        172                   3,784
NCS HealthCare Class A*                                            75                   2,138
Profit Recovery Group International*                               90                   2,514
Renaissance Worldwide*                                            200                   4,350
Safeguard Scientifics*                                             80                   3,335
TSI International Software Ltd*                                   200                   4,575
                                                                                 ------------
                                                                                       62,873
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR &
   WIRELESS 1.42%
Brightpoint Inc*                                                  180                   2,610
Microcell Telecommunications Class B*                             250                   2,250
                                                                                 ------------
                                                                                        4,860
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 4.42%
ICG Communications*                                               120                   4,388
IDT Corp*                                                         150                   4,509
Lycos Inc*                                                         40                   3,015
Pacific Gateway Exchange*                                          80                   3,205
                                                                                 ------------
                                                                                       15,117
                                                                                 ------------
TEXTILE -- APPAREL MANUFACTURING 1.94%
Quiksilver Inc*                                                   150                   2,991
Westpoint Stevens*                                                110                   3,630
                                                                                 ------------
                                                                                        6,621
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $307,416#)                                                              $    342,059
                                                                                 ============

TECHNOLOGY Portfolio
COMMON STOCKS 63.80%





COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING 3.25%
DSP Communications*                                               300            $      4,125
Pittway Corp Class A                                              300                  22,163
                                                                                 ------------
                                                                                       26,288
                                                                                 ------------
COMPUTER SOFTWARE & SERVICE 16.12%
Brio Technology*                                                  200                   2,675
CBT Group PLC Sponsored ADR
   Representing 1/2 Ord Shrs*                                     400                  21,400
Edwards (J D) & Co*                                               500                  21,469
HNC Software*                                                     300                  12,244
Micromuse Inc*                                                  1,200                  48,975
Software AG Systems*                                              500                  14,625
StarBase Corp*                                                  2,000                   3,875
Symantec Corp*                                                    200                   5,225
                                                                                 ------------
                                                                                      130,488
                                                                                 ------------
COMPUTER SYSTEMS 1.64%
Geac Computer Ltd*                                                400                  13,328
                                                                                 ------------
COMPUTERS -- HARDWARE 7.32%
Compaq Computer                                                   500                  14,187
HMT Technology*                                                   300                   2,513
Kentek Information Systems                                      1,000                   8,625
Unisys Corp*                                                    1,200                  33,900
                                                                                 ------------
                                                                                       59,225
                                                                                 ------------
ELECTRONICS -- INSTRUMENTS 4.00%
Franklin Electronic Publishers*                                   800                   8,000
SanDisk Corp*                                                     400                   5,525
Uniphase Corp*                                                    300                  18,834
                                                                                 ------------
                                                                                       32,359
                                                                                 ------------
ELECTRONICS -- SEMICONDUCTOR 5.58%
Applied Materials*                                                200                   5,900
LSI Logic*                                                        500                  11,531
SIPEX Corp*                                                       500                  10,750
Xilinx Inc*                                                       500                  17,000
                                                                                 ------------
                                                                                       45,181
                                                                                 ------------





HEALTH CARE RELATED 0.62%
Eclipse Surgical Technologies*                                    500                   5,000
                                                                                 ------------
LEISURE TIME 2.39%
International Game Technology                                     800                  19,400
                                                                                 ------------
PHOTOGRAPHY & IMAGING 1.91%
Zomax Optical Media*                                            1,005                  15,452
                                                                                 ------------
RETAIL 3.86%
Software.net Corp*                                                800                  15,300
Tandy Corp                                                        300                  15,919
                                                                                 ------------
                                                                                       31,219
                                                                                 ------------
SERVICES 10.81%
AnswerThink Consulting Group*                                   1,000                  21,500
BISYS Group*                                                      500                  20,500
First Data                                                        200                   6,662
Harbinger Corp*                                                   750                  18,141
Manhattan Associates*                                             100                   2,081
Safeguard Scientifics*                                            300                  12,506
TeleTech Holdings*                                                500                   6,125
                                                                                 ------------
                                                                                       87,515
                                                                                 ------------
TELECOMMUNICATIONS -- CELLULAR &
   WIRELESS 4.62%
AirTouch Communications*                                          400                  23,375
Paging Network*                                                 1,000                  14,000
                                                                                 ------------
                                                                                       37,375
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 1.68%
General Instrument*                                               500                  13,594
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $423,788)                                                                    516,424
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 36.20%
Repurchase Agreement with State Street
   dated 6/30/1998 due 7/1/1998 at 5.700%,
   repurchased at $293,046 (Collateralized by





   US Treasury Bonds due 5/15/2014 at 13.250%,
   value $301,171)
   (Cost $293,000)                                        $   293,000                 293,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $716,788)
   (Cost for Income Tax Purposes $718,281)                                       $    809,424
                                                                                 ============

TOTAL RETURN Portfolio
COMMON STOCKS 62.49%
AEROSPACE & DEFENSE 2.87%
Boeing Co                                                       4,500            $    200,531
Lockheed Martin                                                 2,000                 211,750
Precision Castparts                                             5,000                 266,875
Raytheon Co Class B                                             3,500                 206,937
                                                                                 ------------
                                                                                      886,093
                                                                                 ------------
AUTO PARTS 0.78%
Genuine Parts                                                   7,000                 241,938
                                                                                 ------------
AUTOMOBILES 0.96%
Ford Motor                                                      5,000                 295,000
                                                                                 ------------
BANKS 4.33%
Comerica Inc                                                    2,850                 188,812
First Chicago NBD                                               2,600                 230,425
First Union                                                     3,000                 174,750
National City                                                   3,960                 281,160
State Street                                                    4,200                 291,900
Wachovia Corp                                                   2,000                 169,000
                                                                                 ------------
                                                                                    1,336,047
                                                                                 ------------
BEVERAGES 1.21%
Anheuser-Busch Cos                                              4,000                 188,750
PepsiCo Inc                                                     4,500                 185,344
                                                                                 ------------
                                                                                      374,094
                                                                                 ------------
BUILDING MATERIALS 1.84%
Hanson PLC Sponsored ADR Representing 5 Shrs                   10,000                 303,125
Sherwin-Williams Co                                             8,000                 265,000
                                                                                 ------------
                                                                                      568,125
CHEMICALS 2.27%
Dow Chemical                                                    2,000                 193,375
Great Lakes Chemical                                            7,000                 276,062
Morton International                                            8,000                 200,000
Octel Corp*                                                     1,500                  29,813
                                                                                 ------------
                                                                                      699,250
                                                                                 ------------


COMPUTER RELATED 1.41%
Compaq Computer                                                10,000                 283,750
Hewlett-Packard Co                                              2,500                 149,687
                                                                                 ------------
                                                                                      433,437
                                                                                 ------------
CONGLOMERATES 0.66%
National Service Industries                                     4,000                 203,500
                                                                                 ------------
DISTRIBUTION 0.86%
Supervalu Inc                                                   6,000                 266,250
                                                                                 ------------
ELECTRIC UTILITIES 3.54%
CINergy Corp                                                    3,700                 129,500
Edison International                                            6,300                 186,244
Entergy Corp                                                   10,000                 287,500
Texas Utilities                                                 5,000                 208,125
Unicom Corp                                                     8,000                 280,500
                                                                                 ------------
                                                                                    1,091,869
                                                                                 ------------
ELECTRICAL EQUIPMENT 0.77%
General Electric                                                2,600                 236,600
                                                                                 ------------
ELECTRONICS -- SEMICONDUCTOR 1.56%
Rockwell International                                         10,000                 480,625
                                                                                 ------------
FOODS 2.56%
Archer-Daniels-Midland Co                                       6,452                 125,008
General Mills                                                   1,700                 116,238
Heinz (H J) Co                                                  3,550                 199,244
Kellogg Co                                                      2,600                  97,663
Unilever NV New York Shrs                                       3,200                 252,600
                                                                                 ------------
                                                                                      790,753
                                                                                 ------------
HARDWARE & TOOLS 0.82%
Snap-On Inc                                                     7,000                 253,750
                                                                                 ------------




HEALTH CARE DRUGS -- PHARMACEUTICALS 2.77%
Abbott Laboratories                                             5,000                 204,375
American Home Products                                          3,600                 186,300
Bristol-Myers Squibb                                            2,200                 252,862
Lilly (Eli) & Co                                                3,200                 211,400
                                                                                 ------------
                                                                                      854,937
                                                                                 ------------
HEALTH CARE RELATED 0.76%
Columbia/HCA Healthcare                                         8,000                 233,000
                                                                                 ------------
HOUSEHOLD FURNITURE & APPLIANCES 1.52%
Shaw Industries                                                11,000                 193,875
Whirlpool Corp                                                  4,000                 275,000
                                                                                 ------------
                                                                                      468,875
                                                                                 ------------
INSURANCE 4.24%
Lincoln National                                                3,000                 274,125
Loews Corp                                                      3,000                 261,375
Ohio Casualty                                                   6,000                 265,500
Old Republic International                                      8,000                 234,500
SAFECO Corp                                                     6,000                 272,625
                                                                                 ------------
                                                                                    1,308,125
                                                                                 ------------
INSURANCE BROKERS 0.71%
Marsh & McLennan                                                3,600                 217,575
                                                                                 ------------
INVESTMENT BANK/BROKER FIRM 0.93%
Morgan Stanley Dean Witter Discover & Co                        3,135                 286,461
                                                                                 ------------
IRON & STEEL 1.04%
Nucor Corp                                                      7,000                 322,000
                                                                                 ------------
MACHINERY 0.86%
Caterpillar Inc                                                 5,000                 264,375
                                                                                 ------------
MANUFACTURING 1.56%
Federal Signal                                                  6,000                 145,875
Minnesota Mining & Manufacturing                                2,000                 164,375
Textron Inc                                                     2,400                 172,050
                                                                                 ------------
                                                                                      482,300
                                                                                 ------------





METALS MINING 0.74%
Phelps Dodge                                                    4,000                 228,750
                                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES 0.57%
Ikon Office Solutions                                          12,000                 174,750
                                                                                 ------------
OIL & GAS RELATED 4.45%
Amoco Corp                                                      2,600                 108,225
Exxon Corp                                                      3,500                 249,594
Norsk Hydro A/S Sponsored ADR
   Representing Ord Shrs                                        6,000                 264,750
Repsol SA Sponsored ADR Representing Ord Shrs                   5,000                 275,000
Royal Dutch Petroleum New York Registry
   1.25 Gldr Shrs                                               3,200                 175,400
Yacimientos Petroliferos Fiscades SA
   Sponsored ADR
   Representing Class D Shrs                                   10,000                 300,625
                                                                                 ------------
                                                                                    1,373,594
                                                                                 ------------
PAPER & FOREST PRODUCTS 0.55%
Westvaco Corp                                                   6,000                 169,500
                                                                                 ------------
POLLUTION CONTROL 0.79%
Waste Management                                                7,000                 245,000
                                                                                 ------------
PUBLISHING 0.64%
Gannett Co                                                      2,800                 198,975
                                                                                 ------------
RAILROADS 1.03%
CSX Corp                                                        7,000                 318,500
                                                                                 ------------
RESTAURANTS 1.12%
McDonald's Corp                                                 5,000                 345,000
                                                                                 ------------
RETAIL 3.19%
Dillard's Inc Class A                                           7,000                 290,062
Giant Food Class A                                              3,300                 142,106
K mart Corp*                                                    8,500                 163,625
Penney (J C) Co                                                 2,100                 151,856
Toys "R" Us*                                                   10,000                 235,625
                                                                                 ------------
                                                                                      983,274
                                                                                 ------------



SERVICES 2.57%
Dun & Bradstreet                                                6,800                 245,650
Electronic Data Systems                                         7,000                 280,000
First Data                                                      8,000                 266,500
                                                                                 ------------
                                                                                      792,150
                                                                                 ------------
SPECIALTY PRINTING 0.93%
Deluxe Corp                                                     8,000                 286,500
TELECOMMUNICATIONS-- LONG DISTANCE 1.20%
British Telecommunications PLC
   Sponsored ADR
   Representing 10 Ord Shrs                                     3,000                 370,500
                                                                                 ------------
TELEPHONE 1.80%
Bell Atlantic                                                   4,000                 182,500
Telefonica SA Sponsored ADR Representing
   3 Ord Shrs                                                   1,500                 208,594
Telefonos de Mexico SA de CV Class L
   Sponsored ADR
   Representing 20 Series L Shrs                                3,400                 163,412
                                                                                 ------------
                                                                                      554,506
                                                                                 ------------
TEXTILE -- APPAREL MANUFACTURING 0.85%
Liz Claiborne                                                   5,000                 261,250
                                                                                 ------------
TOBACCO 1.23%
Fortune Brands                                                  2,700                 103,781
Philip Morris                                                   7,000                 275,625
                                                                                 ------------
                                                                                      379,406
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $14,450,585)                                                              19,276,634
                                                                                 ------------
FIXED INCOME SECURITIES 30.30%
US Government Obligations 20.82%
US Treasury Bonds
   8.125%, 8/15/2019                                      $   400,000                 516,250
   7.625%, 2/15/2025                                      $   500,000                 629,531
   7.250%, 8/15/2022                                      $   500,000                 598,438





US Treasury Notes
   7.500%, 11/15/2001                                     $   300,000                 317,719
   7.250%, 8/15/2004                                      $   600,000                 653,063
   6.500%, 8/15/2005                                      $   700,000                 738,938
   6.375%, 7/15/1999                                      $   200,000                 201,688
   6.375%, 1/15/2000                                      $   300,000                 303,563
   6.375%, 8/15/2002                                      $   400,000                 412,125
   6.250%, 2/15/2003                                      $   700,000                 720,344
   6.125%, 8/15/2007                                      $   800,000                 832,750
   5.500%, 2/15/2008                                      $   500,000                 499,844
                                                                                 ------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $6,231,696)                                                                6,424,253
                                                                                 ------------
US Government Agency Obligations 5.67%
Fannie Mae Gtd Mortgage Pass-Through
   Certificates
   8.500%, 3/1/2010                                       $    92,924                  96,890
   7.000%, 12/1/2027                                      $   195,088                 197,900
   6.500%, 5/1/2026                                       $   131,810                 131,656
   6.000%, 5/1/2009                                       $   120,183                 119,465
   Medium-Term Notes, 6.300%, 8/19/2002                   $   200,000                 204,428
Federal Farm Credit Bank, Medium-Term
   Notes, 6.150%, 9/1/2000                                $   500,000                 504,901
Freddie Mac, Gold, Participation Certificates
   8.000%, 10/1/2010                                      $    47,732                  49,231
   6.500%, 7/1/2001                                       $    71,261                  71,897
Government National Mortgage Association I
   Pass-Through Certificates
   7.500%, 3/15/2026                                      $    66,738                  68,594
   7.000%, 4/15/2028                                      $   298,109                 302,884
                                                                                 ------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,723,263)                                                                1,747,846
                                                                                 ------------
Corporate Bonds 3.81%
BANKS 1.37%
ABN Amro Bank NV, Sub Notes,
   7.550%, 6/28/2006                                      $   200,000                 215,866
NationsBank Corp, Sub Notes,
   6.500%, 3/15/2006                                      $   100,000                 101,762
Wachovia Bank, Medium-Term Notes,
   7.000%, 10/17/2008                                     $   100,000                 105,813
                                                                                 ------------
                                                                                      423,441
                                                                                 ------------





BEVERAGES 0.33%
PepsiCo Inc, Medium-Term Notes,
   5.875%, 6/1/2000                                      $    100,000                 100,242
                                                                                 ------------
FOODS 0.49%
Campbell Soup, Notes, 6.150%, 12/1/2002                  $    150,000                 151,463
                                                                                 ------------
INSURANCE 0.32%
CNA Financial, Notes, 6.450%, 1/15/2008                  $    100,000                  99,465
                                                                                 ------------
LEISURE TIME 0.64%
Carnival Corp, Sr Notes, 6.150%, 4/15/2008               $    200,000                 198,133
                                                                                 ------------
MACHINERY 0.66%
Cooper Industries, Medium-Term Notes,
   Series 3, 6.375%, 5/8/2008                            $    200,000                 202,937
                                                                                 ------------
   TOTAL CORPORATE BONDS
   (Cost $1,155,630)                                                                1,175,681
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $9,110,589)                                                                9,347,780
                                                                                 ------------
SHORT-TERM INVESTMENTS --  REPURCHASE
   AGREEMENTS 7.21%
Repurchase  Agreement with State Street
   dated  6/30/1998 due 7/1/1998 at 5.700%,
   repurchased at $2,224,352  (Collateralized
   by US Treasury Bonds due 2/15/2015
   at 11.250%, value $2,278,000)
   (Cost $2,224,000)                                     $  2,224,000               2,224,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $25,785,174#)                                                           $ 30,848,414
                                                                                 ============

UTILITIES Portfolio
COMMON STOCKS 85.78%
MACHINERY 0.66%
Mannesmann AG                                                     400            $     41,108
                                                                                 ------------
OIL & GAS RELATED 2.68%
Enron Corp                                                      1,200                  64,875
Williams Cos                                                    3,000                 101,250
                                                                                 ------------
                                                                                      166,125
                                                                                 ------------





SERVICES 1.10%
Havas SA                                                          800                  67,880
                                                                                 ------------
TELECOMMUNICATIONS 17.60%
Advanced Communications Group*                                  1,300                   9,019
AirTouch Communications*                                        1,900                 111,031
ICG Communications*                                             3,100                 113,344
IXC Communications*                                             2,200                 106,700
MCI Communications                                              1,500                  87,188
McLeodUSA Inc Class A*                                          1,950                  75,806
NEXTEL Communications Class A*                                  3,900                  97,013
Qwest Communications International*                             2,565                  89,454
Sprint Corp                                                     1,900                 133,950
Tel-Save Holdings*                                              3,100                  45,725
WorldCom Inc*                                                   4,565                 221,117
                                                                                 ------------
                                                                                    1,090,347
                                                                                 ------------
Utilities 63.74%
ELECTRIC 24.05%
Allegheny Energy                                                1,400                  42,175
Ameren Corp                                                       800                  31,800
CMS Energy                                                      1,800                  79,200
Carolina Power & Light                                            800                  34,700
Consolidated Edison                                             1,900                  87,519
DTE Energy                                                      2,000                  80,750
Duke Energy                                                     1,426                  84,490
Edison International                                            2,700                  79,819
FPL Group                                                         600                  37,800
Florida Progress                                                1,100                  45,237
GPU Inc                                                           900                  34,031
Houston Industries                                              2,800                  86,450
Interstate Energy                                               3,270                 106,275
New Century Energies                                            2,200                  99,963
NIPSCO Industries                                               2,600                  72,800
Northern States Power                                           1,800                  51,525
PG&E Corp                                                       1,300                  41,031
PP&L Resources                                                  3,300                  74,869
PacifiCorp                                                      2,200                  49,775
Pinnacle West Capital                                           1,700                  76,500
SCANA Corp                                                      2,000                  59,625
TNP Enterprises                                                 1,500                  46,313





Unicom Corp                                                     2,500                  87,656
                                                                                 ------------
                                                                                    1,490,303
                                                                                 ------------
NATURAL GAS 6.42%
Coastal Corp                                                    1,250                  87,266
Columbia Energy Group                                           1,400                  77,875
NGC Corp                                                        4,000                  50,000
New Jersey Resources                                            1,500                  53,531
ONEOK Inc                                                       1,350                  53,831
TransCanada PipeLines Ltd                                       3,400                  75,650
                                                                                 ------------
                                                                                      398,153
                                                                                 ------------
TELEPHONE 33.27%
ALLTEL Corp                                                     2,200                 102,300
Ameritech Corp                                                  3,640                 163,345
BCE Inc                                                         2,500                 106,719
Bell Atlantic                                                   3,834                 174,926
BellSouth Corp                                                  2,270                 152,374
Century Telephone Enterprises                                   2,800                 128,450
Cincinnati Bell*                                                3,700                 105,912
COLT Telecom Group PLC Sponsored ADR
   Representing 4 Ord Shrs*                                     1,400                 228,900
GTE Corp                                                        1,750                  97,344
Intermedia Communications*                                      2,600                 109,037
MetroNet Communications Class B
   Non-Voting Shrs*                                             6,000                 169,500
Portugal Telecom SA Sponsored ADR
   Representing Ord Shrs                                        1,600                  84,700
SBC Communications                                              4,100                 164,000
Telefonica de Espana SA Sponsored ADR
   Representing 3 Ord Shrs                                      1,090                 151,578
US WEST                                                         2,600                 122,200
                                                                                 ------------
                                                                                    2,061,285
                                                                                 ------------
   TOTAL UTILITIES                                                                  3,949,741
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $4,116,540)                                                                5,315,201
                                                                                 ------------





SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 14.22%
Repurchase Agreement with State Street
   dated 6/30/1998 due 7/1/1998 at 5.700%,
   repurchased at $881,139 (Collateralized by
   US Treasury Bonds due 5/15/2014 at 13.250%,
   value $903,664) (Cost $881,000)                        $   881,000            $    881,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $4,997,540#)                                                            $  6,196,201
                                                                                 ============

*  Security is non-income producing.

^ Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

** Securities may make dividend payments in other types of securities or cash.

#  Also represents cost for income tax purposes.

See Notes to Financial Statements



                                   INVESCO Variable Investment Funds, Inc.
                                     Statement of Assets and Liabilities
                                               June 30, 1998
                                                 UNAUDITED
                                                                                            Health              High
                                                             Dynamics            Growth          Sciences             Yield
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                       ----------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost~                                            $      239,217      $    250,297    $    2,048,750    $   40,857,612
                                                       ======================================================================
   At Value~                                           $      289,859      $    314,385    $     2,162,046   $   40,528,280
Cash                                                           10,405             2,322              669             26,288
Receivables:
   Investment Securities Sold                                   5,050                 0            10,098           410,736
   Fund Shares Sold                                                 0                 0            65,356           105,576
   Dividends and Interest                                         110               270               752           585,189
Organization Costs                                                  0                 0                 0             1,841
Prepaid Expenses and Other Assets                                 239                 0                 0               407
                                                       ---------------------------------------------------------------------
TOTAL ASSETS                                                  305,663           316,977         2,238,921        41,658,317
                                                       ---------------------------------------------------------------------
LIABILITIES
Payables:
   Investment Securities Purchased                              2,400             3,090           494,179           756,049
   Fund Shares Repurchased                                          0                 0           249,322                 0
Accrued Expenses and Other Payables                                 0                28                 0            10,612
                                                       ---------------------------------------------------------------------
TOTAL LIABILITIES                                               2,400             3,118           743,501           766,661
                                                       ---------------------------------------------------------------------
Net Assets at Value                                    $      303,263      $    313,859    $    1,495,420    $   40,891,656
                                                       =====================================================================
NET ASSETS
Paid-in Capital*                                       $      249,000      $    249,000    $    1,295,976    $   38,452,624
Accumulated Undistributed Net
   Investment Income (Loss)                                     (209)             1,688             8,039         1,594,558
Accumulated Undistributed Net
   Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                                 3,830              (917)           78,109         1,173,806
Net Appreciation (Depreciation) of
   Investment Securities and Foreign
   Currency Transactions                                       50,642            64,088           113,296          (329,332)
                                                       ---------------------------------------------------------------------
Net Assets at Value                                    $      303,263      $    313,859    $    1,495,420    $   40,891,656
                                                       =====================================================================
Shares Outstanding                                             24,896            24,905           109,698         3,101,133
Net Asset Value, Offering and
   Redemption Price per Share                                  $12.18            $12.60            $13.63            $13.19
                                                       =====================================================================

~ Investment securities at cost and value at June 30, 1998 include repurchase agreements of $820,000 and $3,132,000 for Health Sciences and High Yield Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements



                                   INVESCO Variable Investment Funds, Inc.
                              Statement of Assets and Liabilities (Continued)
                                             June 30, 1998
                                               UNAUDITED
                                                                                                    Small
                                                           Industrial                             Company
                                                               Income            Realty            Growth        Technology
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                       --------------------------------------------------------------------
Investment Securities:
   At Cost~                                            $   46,417,445      $    384,501       $   307,416       $   716,788
                                                       ====================================================================
   At Value~                                           $   54,223,360      $    366,631       $   342,059       $   809,424
Cash                                                                0            18,136            57,824               889
Receivables:
   Investment Securities Sold                                       0                 0             2,062                 0
   Fund Shares Sold                                           252,294             6,569                 0           384,410
   Dividends and Interest                                     208,704             2,369                19               113
Organization Costs                                              1,841                 0                 0                 0
Prepaid Expenses and Other Assets                               1,564               990               379                 0
                                                       --------------------------------------------------------------------
TOTAL ASSETS                                               54,687,763           394,695           402,343         1,194,836
                                                       --------------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                   24,953                 0                 0                 0
   Investment Securities Purchased                          1,987,766            19,005            33,507                 0
   Fund Shares Repurchased                                     72,383                65                 0           214,092
Accrued Expenses and Other Payables                            11,070                28                 0                 0
                                                       --------------------------------------------------------------------
TOTAL LIABILITIES                                           2,096,172            19,098            33,507           214,092

                                                       --------------------------------------------------------------------
Net Assets at Value                                    $   52,591,591      $    375,597       $   368,836       $   980,744
                                                       ====================================================================
NET ASSETS
Paid-in Capital*                                       $   41,779,124      $    388,920       $   343,968       $   898,361
Accumulated Undistributed Net
   Investment Income (Loss)                                   482,110             3,336             (673)             2,755
Accumulated Undistributed Net
   Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                             2,524,442             1,211            (9,102)          (13,008)
Net Appreciation (Depreciation) of
   Investment Securities and Foreign
   Currency Transactions                                    7,805,915           (17,870)           34,643            92,636
                                                       --------------------------------------------------------------------
Net Assets at Value                                    $   52,591,591      $    375,597       $   368,836       $   980,744
                                                       ====================================================================
Shares Outstanding                                          2,800,452            39,542            33,733            71,680
Net Asset Value, Offering and
   Redemption Price per Share                                  $18.78             $9.50            $10.93            $13.68
                                                       ====================================================================

~ Investment securities at cost and value at June 30, 1998 include repurchase agreements of $4,189,000 and $293,000 for Industrial Income and Technology Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements



                                   INVESCO Variable Investment Funds, Inc.
                               Statement of Assets and Liabilities (Continued)
                                           June 30, 1998
                                              UNAUDITED
                                                                                  Total
                                                                                 Return                           Utilities
                                                                              Portfolio                           Portfolio
                                                                        -----------------------------------------------------
ASSETS
Investment Securities:
   At Cost~                                                             $    25,785,174                       $   4,997,540
                                                                        =====================================================
   At Value~                                                            $    30,848,414                       $   6,196,201
Cash                                                                                200                                   0
Foreign Currency (Cost $0 and $13,333, respectively)                                  0                              13,172
Receivables:
   Investment Securities Sold                                                         0                             508,314
   Fund Shares Sold                                                             114,065                               9,887
   Dividends and Interest                                                       210,864                               9,645
Appreciation on Forward Foreign Currency Contracts                                    0                                  61
Organization Costs                                                                1,841                               1,841
Prepaid Expenses and Other Assets                                                10,601                              16,784
                                                                        ---------------------------------------------------
TOTAL ASSETS                                                                 31,185,985                           6,755,905
                                                                        ---------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                                          0                                  42
   Investment Securities Purchased                                              290,744                           1,278,753
   Fund Shares Repurchased                                                       20,736                               4,352
Accrued Expenses and Other Payables                                              10,556                               9,389
                                                                        ---------------------------------------------------

TOTAL LIABILITIES                                                               322,036                           1,292,536
                                                                        ---------------------------------------------------
Net Assets at Value                                                     $    30,863,949                       $   5,463,369
                                                                        ===================================================
NET ASSETS
Paid-in Capital*                                                        $    25,024,876                       $   4,146,696
Accumulated Undistributed Net Investment Income                                 376,769                              57,267
Accumulated Undistributed Net Realized Gain on
   Investment Securities and Foreign Currency
   Transactions                                                                 399,064                              60,935
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                          5,063,240                           1,198,471
                                                                        ---------------------------------------------------
Net Assets at Value                                                     $    30,863,949                       $   5,463,369
                                                                        ===================================================
Shares Outstanding                                                            1,821,618                             337,617
Net Asset Value, Offering and Redemption
   Price per Share                                                               $16.94                              $16.18
                                                                        ===================================================

~ Investment securities at cost and value at June 30, 1998 include repurchase agreements of $2,224,000 and $881,000 for Total Return and Utilities Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements


                                   INVESCO Variable Investment Funds, Inc.
                                          Statement of Operations
                                       Six Months Ended June 30, 1998
                                                UNAUDITED

                                                                                                   Health              High
                                                             Dynamics            Growth          Sciences             Yield
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                       ---------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                              $          454      $      1,987       $     3,330       $    12,773
Interest                                                           15                 0             3,861         1,700,233
   Foreign Taxes Withheld                                           0               (27)              (70)                0
                                                       ---------------------------------------------------------------------
   TOTAL INCOME                                                   469             1,960             7,121         1,713,006
                                                       ---------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                          838             1,232             3,150           107,412
Transfer Agent Fees                                             2,500             2,527             2,500             2,500
Administrative Fees                                             5,021             5,022             5,063             7,685
Custodian Fees and Expenses                                     1,248               297             2,683             7,921
Directors' Fees and Expenses                                    4,502                 0             4,506             5,010
Organization Expenses                                               0                 0                 0             1,841
Professional Fees and Expenses                                  6,543             6,544             6,631            12,064
Registration Fees and Expenses                                      0                 0                 0                22
Other Expenses                                                     33                63               154             2,344
                                                       --------------------------------------------------------------------
   TOTAL EXPENSES                                              20,685            15,685            24,687           146,799
   Fees and Expenses Absorbed
   by Investment Adviser                                      (18,534)          (13,877)          (20,523)                0
   Fees and Expenses Paid Indirectly                             (887)             (203)           (1,323)           (4,344)


NET EXPENSES                                                   1,264             1,605             2,841           142,455
                                                       --------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    (795)              355             4,280         1,570,551
                                                       --------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                                   115               719            94,165        1,070,932
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                       46,526            46,558            79,533         (718,731)
                                                       --------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                              46,641            47,277           173,698          352,201
                                                       --------------------------------------------------------------------
Net Increase in Net Assets
   from Operations                                     $       45,846      $     47,632       $   177,978      $ 1,922,752
                                                       ====================================================================


See Notes to Financial Statements



                                   INVESCO Variable Investment Funds, Inc.
                                     Statement of Operations (Continued)
                                     Period Ended June 30, 1998 (Note 1)
                                                  UNAUDITED

                                                                                                    Small
                                                           Industrial                             Company
                                                               Income            Realty            Growth        Technology
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                       --------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                              $      271,651      $      4,094       $       221       $       213
Interest                                                      396,214               190                 0             3,069
   Foreign Taxes Withheld                                       (891)                 0                 0                 0
                                                       --------------------------------------------------------------------
   TOTAL INCOME                                               666,974             4,284               221             3,282
                                                       --------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                      176,901               654             1,095             2,162
Transfer Agent Fees                                             2,500             1,277             2,500             2,500
Administrative Fees                                             8,538             2,511             5,022             5,043
Custodian Fees and Expenses                                     7,968               668             1,448             1,671
Directors' Fees and Expenses                                    5,226                 0             4,503             4,504
Organization Expenses                                           1,841                 0                 0                 0
Professional Fees and Expenses                                 13,574               306             6,941             6,618
Registration Fees and Expenses                                     22                 0                 0                 0
Other Expenses                                                  1,816                10                29                76
                                                       --------------------------------------------------------------------
   TOTAL EXPENSES                                             218,386             5,426            21,538            22,574
   Fees and Expenses Absorbed by
   Investment Adviser                                          (1,203)           (4,117)          (19,134)          (19,344)
   Fees and Expenses Paid Indirectly                           (3,646)             (361)             (930)           (1,017)

NET EXPENSES                                                  213,537               948             1,474             2,213
                                                       --------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  453,437             3,336           (1,253)             1,069
                                                       ====================================================================


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                             1,960,821             1,211            (8,451)          (18,645)
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                    2,045,867           (17,870)           37,009           109,827
                                                       --------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT
   SECURITIES                                               4,006,688           (16,659)           28,558            91,182
                                                       --------------------------------------------------------------------
Net Increase (Decrease) in Net
   Assets from Operations                              $    4,460,125       $   (13,323)      $    27,305       $    92,251
                                                       ====================================================================

See Notes to Financial Statements




                                    INVESCO Variable Investment Funds, Inc.
                                      Statement of Operations (Continued)
                                        Six Months Ended June 30, 1998
                                                   UNAUDITED

                                                                                  Total
                                                                                 Return                           Utilities
                                                                              Portfolio                           Portfolio
                                                                        -----------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                                               $       182,700                     $        63,587
Interest                                                                        314,623                              15,611
   Foreign Taxes Withheld                                                        (4,034)                             (2,137)
                                                                        -----------------------------------------------------
   TOTAL INCOME                                                                 493,289                              77,061
                                                                        -----------------------------------------------------
EXPENSES
Investment Advisory Fees                                                        100,879                              14,731
Transfer Agent Fees                                                               2,500                               2,500
Administrative Fees                                                               7,018                               5,368
Custodian Fees and Expenses                                                       4,874                               2,738
Directors' Fees and Expenses                                                      4,910                               4,579
Organization Expenses                                                             1,841                               1,841
Professional Fees and Expenses                                                   11,223                               8,315
Registration Fees and Expenses                                                       22                                  22
Other Expenses                                                                    1,251                                 388
                                                                        -----------------------------------------------------
   TOTAL EXPENSES                                                               134,518                              40,482
   Fees and Expenses Absorbed by
   Investment Adviser                                                           (10,422)                            (16,782)
   Fees and Expenses Paid Indirectly                                             (2,305)                             (1,482)
                                                                        -----------------------------------------------------

   NET EXPENSES                                                         $       121,791                     $        22,218
                                                                        -----------------------------------------------------
NET INVESTMENT INCOME                                                           371,498                              54,843
                                                                        -----------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                            319,216                              47,352
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                               1,089,040                             453,781
                                                                        -----------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                                             1,408,256                             501,133
                                                                        -----------------------------------------------------
Net Increase in Net Assets from Operations                              $     1,779,754                     $       555,976
                                                                        =====================================================

See Notes to Financial Statements



                                    INVESCO Variable Investment Funds, Inc.
                                      Statement of Changes in Net Assets

                                                                  Dynamics Portfolio                    Growth Portfolio
                                                           Six Months           Period         Six Months            Period
                                                                Ended            Ended              Ended             Ended
                                                              June 30       December 31           June 30       December 31
                                                        ---------------------------------  ---------------------------------
                                                              1998              1997              1998                1997
                                                            UNAUDITED         (Note 1)         UNAUDITED            (Note 1)

OPERATIONS
Net Investment Income (Loss)                            $        (795)      $       586       $       355     $       1,333
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                                   115             3,715               719            (1,636)
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                                46,526             4,116            46,558            17,530
                                                        ---------------------------------  ---------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                                  45,846             8,417            47,632            17,227
                                                        ---------------------------------  ---------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                       0           250,000                 0           250,000
Amounts Paid for Repurchases of Shares                              0            (2,000)                0            (2,000)
                                                        ---------------------------------  ---------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                          0           248,000                 0           248,000
                                                        ---------------------------------  ---------------------------------
Total Increase in Net Assets                                   45,846           256,417            47,632           265,227

NET ASSETS
Initial Subscription (Note 1)                                       0             1,000                 0             1,000
Beginning of Period                                     $     257,417     $           0    $      266,227   $             0
                                                        --------------------------------   ---------------------------------
End of Period                                           $     303,263     $     257,417    $      313,859   $       266,227
                                                        ================================   =================================
Accumulated Undistributed Net Investment
   Income (Loss) Included in Net Assets at
   End of Period                                        $        (209)    $         586    $        1,688   $         1,333

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                       0               100                 0               100
Shares Sold                                                         0            25,000                 0            25,000
                                                        --------------------------------   ---------------------------------
                                                                    0            25,100                 0            25,100
Shares Repurchased                                                  0              (204)                0              (195)
                                                        --------------------------------   ---------------------------------
Net Increase in Fund Shares                                         0            24,896                 0            24,905
                                                        ================================   =================================

See Notes to Financial Statements


                                    INVESCO Variable Investment Funds, Inc.
                                Statement of Changes in Net Assets (Continued)

                                                                  Health Sciences Portfolio             High Yield Portfolio
                                                           Six Months            Period        Six Months              Year
                                                                Ended             Ended             Ended             Ended
                                                              June 30       December 31           June 30       December 31
                                                        --------------------------------- ----------------------------------
                                                              1998              1997              1998              1997
                                                            UNAUDITED          (Note 1)         UNAUDITED

OPERATIONS
Net Investment Income                                   $       4,280      $     3,759    $     1,570,551   $     1,702,625
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                                94,165          (16,056)         1,070,932         1,351,668
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                       79,533            33,763          (718,731)           69,593
                                                        --------------------------------  ----------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                    177,978            21,466         1,922,752         3,123,886
                                                        --------------------------------  ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                               0                 0                 0        (1,687,001)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                0                 0                 0        (1,250,049)
                                                        --------------------------------  ----------------------------------
TOTAL DISTRIBUTIONS                                                 0                 0                 0        (2,937,050)
                                                        --------------------------------  ----------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                               2,383,564           890,308        20,722,738        33,849,922

Reinvestment of Distributions                                       0                 0                 0         2,937,050
                                                        --------------------------------  ----------------------------------
                                                            2,383,564           890,308        20,722,738        36,786,972
Amounts Paid for Repurchases of Shares                     (1,489,080)         (489,816)      (12,634,748)      (20,131,245)
                                                        --------------------------------  ----------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                    894,484           400,492         8,087,990        16,655,727
                                                        --------------------------------  ----------------------------------
Total Increase in Net Assets                                1,072,462           421,958        10,010,742        16,842,563
NET ASSETS
Initial Subscription (Note 1)                                       0             1,000                 0                 0
Beginning of Period                                           422,958                 0        30,880,914        14,038,351
                                                        --------------------------------  ----------------------------------
End of Period                                              $1,495,420      $    422,958   $    40,891,656   $    30,880,914
                                                        ================================  ==================================
Accumulated Undistributed Net Investment
   Income Included in Net Assets at
   End of Period (Note 1)                                  $    8,039      $      3,759   $     1,594,558   $        24,007

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                       0               100                 0                 0
Shares Sold                                                   190,159            85,755         1,600,371         2,645,545
Shares Issued from Reinvestment of
   Distributions                                                    0                 0                 0           236,097
                                                        --------------------------------  ----------------------------------
                                                              190,159            85,855         1,600,371         2,881,642
Shares Repurchased                                           (118,779)          (47,537)         (977,624)       (1,594,764)
                                                        --------------------------------  ----------------------------------
Net Increase in Fund Shares                                    71,380            38,318           622,747         1,286,878
                                                        ================================  ==================================

See Notes to Financial Statements



                                    INVESCO Variable Investment Funds, Inc.
                                Statement of Changes in Net Assets (Continued)
                                                                Industrial Income Portfolio                   Realty Portfolio
                                                           Six Months              Year                              Period
                                                                Ended             Ended                               Ended
                                                              June 30       December 31                             June 30
                                                        -----------------------------------                 ------------------
                                                               1998              1997                                1998
                                                            UNAUDITED                                             UNAUDITED
                                                                                                                   (Note 1)
Net Investment Income                                   $     453,437     $     650,284                       $       3,336
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                        1,960,821         2,766,021                               1,211
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                    2,045,867         3,726,765                             (17,870)
                                                        -----------------------------------                 -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          4,460,125         7,143,070                             (13,323)
                                                        -----------------------------------                 -----------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                               0          (621,902)                                  0
Net Realized Gain on Investment Securities
   and Foreign Security Transactions                                0        (2,199,803)                                  0
                                                        -----------------------------------                 -----------------
TOTAL DISTRIBUTIONS                                                 0        (2,821,705)                                  0
                                                        -----------------------------------                 -----------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              11,361,439        27,309,883                             388,348
Reinvestment of Distributions                                       0         2,821,705                                   0

                                                        -----------------------------------                 ----------------
                                                           11,361,439        30,131,588                             388,348
Amounts Paid for Repurchases of Shares                     (3,323,442)      (16,701,751)                               (428)
                                                        -----------------------------------                 ----------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                  8,037,997        13,429,837                             387,920
                                                        -----------------------------------                 ----------------
Total Increase in Net Assets                               12,498,122        17,751,202                             374,597
NET ASSETS
Initial Subscription (Note 1)                                       0                 0                               1,000
Beginning of Period                                        40,093,469        22,342,267                                   0
                                                        -----------------------------------                 ----------------
End of Period                                           $  52,591,591     $  40,093,469                       $     375,597
                                                        ===================================                 ================
Accumulated Undistributed Net Investment
   Income Included in Net Assets at End
   of Period                                            $     482,110     $      28,673                       $       3,336

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                       0                 0                                 100
Shares Sold                                                   629,321         1,689,472                              39,487
Shares Issued from Reinvestment of
   Distributions                                                    0           169,076                                   0
                                                        -----------------------------------                 ----------------
                                                              629,321         1,858,548                              39,587
Shares Repurchased                                           (182,086)       (1,064,382)                                (45)
                                                        -----------------------------------                 ----------------
Net Increase in Fund Shares                                   447,235           794,166                              39,542
                                                        ===================================                 ================

See Notes to Financial Statements


                                    INVESCO Variable Investment Funds, Inc.
                                Statement of Changes in Net Assets (Continued)



                                                                     Small Company                        Technology
                                                                  Growth Portfolio                         Portfolio
                                                           Six Months            Period        Six Months            Period
                                                                Ended             Ended             Ended             Ended
                                                              June 30       December 31           June 30       December 31
                                                        ---------------------------------    --------------------------------
                                                              1998              1997              1998              1997
                                                            UNAUDITED          (Note 1)         UNAUDITED          (Note 1)

OPERATIONS
Net Investment Income (Loss)                            $     (1,253)       $      480        $     1,069     $       1,686
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                               (8,451)             (551)           (18,645)            5,637
Change in Net Appreciation (Depreciation) of
   Investment Securities and Foreign Currency
   Transactions                                               37,009            (2,366)           109,827           (17,191)
                                                        ---------------------------------    --------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                      27,305           (2,437)            92,251            (9,868)
                                                        ---------------------------------    --------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                 153,507           249,999         2,759,751         1,391,792
Amounts Paid for Repurchases of Shares                        (58,538)           (2,000)       (2,285,684)         (968,498)
                                                        ---------------------------------    --------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                     94,969           247,999           474,067           423,294

                                                        ---------------------------------    --------------------------------
Total Increase in Net Assets                                  122,274           245,562           566,318           413,426




NET ASSETS
Initial Subscription (Note 1)                           $           0       $     1,000       $        0      $      1,000
Beginning of Period                                           246,562                 0          414,426                 0
                                                        ---------------------------------    -------------------------------
End of Period                                           $     368,836       $   246,562       $  980,744      $    414,426

                                                        =================================    ===============================
Accumulated Undistributed Net Investment
   Income (Loss) Included in Net Assets at
   End of Period                                        $        (673)      $       580       $     2,755     $       1,686

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                       0               100                 0               100
Shares Sold                                                    14,105            25,000           215,953           122,765
                                                        ---------------------------------    -------------------------------
                                                               14,105            25,100           215,953           122,865
Shares Repurchased                                            (5,256)             (216)         (180,350)          (86,788)
                                                        ---------------------------------    -------------------------------
Net Increase in Fund Shares                             $       8,849       $    24,884       $    35,603     $      36,077
                                                        =================================    ===============================


See Notes to Financial Statements

                                    INVESCO Variable Investment Funds, Inc.
                                 Statement of Changes in Net Assets (Continued)


                                                                   Total Return                          Utilities
                                                                     Portfolio                           Portfolio
                                                           Six Months              Year        Six Months              Year
                                                                Ended             Ended             Ended             Ended
                                                              June 30       December 31           June 30       December 31
                                                        ---------------------------------    ---------------------------------
                                                            1998                1997              1998              1997
                                                         UNAUDITED                              UNAUDITED

OPERATIONS
Net Investment Income                                   $     371,498      $    514,521      $     54,843     $      95,237
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                          319,216           208,618            47,352            27,459
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                             1,089,040         2,541,805           453,781           643,128
                                                        --------------------------------     ---------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                               1,779,754         3,264,944           555,976           765,824
                                                        --------------------------------     ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                               0         (465,401)                 0          (91,300)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                0         (109,339)                 0          (13,881)
                                                        --------------------------------     ---------------------------------
TOTAL DISTRIBUTIONS                                                 0         (574,740)                 0         (105,181)
                                                        --------------------------------     ---------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                               7,965,233        17,640,610         1,104,669         2,682,154

Reinvestment of Distributions                                       0           574,740                 0           105,181
                                                        --------------------------------     ---------------------------------
                                                            7,965,233        18,215,350         1,104,669         2,787,335
Amounts Paid for Repurchases of Shares                    (2,148,629)      (11,151,066)         (785,125)       (1,520,377)
                                                        --------------------------------     ---------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                  5,816,604         7,064,284           319,544         1,266,958
                                                        --------------------------------     ---------------------------------
Total Increase in Net Assets                                7,596,358         9,754,488           875,520         1,927,601
NET ASSETS
Beginning of Period                                        23,267,591        13,513,103         4,587,849         2,660,248
                                                        --------------------------------     ---------------------------------
End of Period                                           $  30,863,949      $ 23,267,591      $  5,463,369     $   4,587,849
                                                        ================================     =================================
Accumulated Undistributed Net Investment
   Income Included in Net Assets at
   End of Period                                        $     376,769      $      5,271      $     57,267     $      2,424

FUND SHARE TRANSACTIONS
Shares Sold                                                   482,221         1,194,193            70,927           203,031
Shares Issued from Reinvestment of
   Distributions                                                    0            37,056                 0             7,481
                                                        --------------------------------     ---------------------------------
                                                              482,221         1,231,249            70,927           210,512
Shares Repurchased                                          (132,428)         (782,443)          (52,007)         (114,385)
                                                        --------------------------------     ---------------------------------
Net Increase in Fund Shares                                   349,793           448,806            18,920            96,127
                                                        ================================     =================================

See Notes to Financial Statements

                    INVESCO Variable Investment Funds, Inc.
                        Notes to Financial Statements
                                  UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of ten separate Portfolios: Dynamics Portfolio, Growth Portfolio, Health Sciences Portfolio, High Yield Portfolio, Industrial Income Portfolio, Realty Portfolio, Small Company Growth Portfolio, Technology Portfolio, Total Return Portfolio and Utilities Portfolio. The investment objectives of the Portfolios are: To seek appreciation of capital for Dynamics Portfolio; to seek long-term capital growth for Growth and Small Company Growth Portfolios; to seek capital appreciation and income on securities principally engaged in specific business sectors for Health Sciences, Realty and Technology Portfolios; to seek a high level of current income by investing primarily in lower rated bonds and other debt securities and in preferred stock for High Yield Portfolio; to seek the best possible current income for Industrial Income Portfolio; to seek a high total return on investment through capital appreciation and current income for Total Return Portfolio; and to seek capital appreciation and income on securities of companies principally engaged in public utilties for Utilities Portfolio. Dynamics, Growth and Small Company Growth Portfolios commenced investment operations on August 25, 1997. Health Sciences, Realty and Technology Portfolios commenced investment operations on May 22, 1997, January 2, 1998 and May 21, 1997, respectively. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

         Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
         Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.

         The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
         High Yield Portfolio invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
         The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
         Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.
D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 1997, Health Sciences and Small Company Growth Portfolios had $8,421 and $555, respectively, in net capital loss carryovers which expire in the year 2005.
         Growth, Health Sciences and High Yield Portfolios incurred and elected to defer post-October 31 net capital losses of $1,668, $5,592 and $9,906, respectively, to the year ended December 31, 1998. To the extent future capital gains are offest by capital loss carryovers, such gains will not be distributed to shareholders.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
         Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. ORGANIZATION COSTS -- Organization costs of $73,640 advanced by INVESCO Funds Group, Inc. ("IFG") for High Yield, Industrial Income, Total Return and Utilities Portfolios are amortized and are payable on a straight-line basis over a sixty-month period from the date the Fund commenced operations.  IFG has agreed that if it redeems any of its initially acquired shares of the Fund during the five years from the date the Fund commenced operations, the proceeds payable to it in respect of such shares will be reduced by a pro rata share of the Fund's unamortized organization costs.
G.  EXPENSES -- Each of the Portfolios bears expenses  incurred  specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.
         Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are
    included  in  Fees  and  Expenses  Paid   Indirectly  in  the  Statement  of
    Operations.
NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Portfolio's average net assets as follows:




                                          AVERAGE NET ASSETS
                   ----------------------------------------------------------------------------
                                                                 $500
                            $0 to      $0 to      $350 to     Million        Over        Over
                             $350        $500        $700       to $1        $700          $1
Portfolio                 Million     Million     Million     Billion     Million     Billion
-----------------------------------------------------------------------------------------------
Dynamics Portfolio          0.60%       ---         0.55%       ---         0.50%       ---
Health Sciences
    Portfolio               0.75%       ---         0.65%       ---         0.55%       ---
High Yield Portfolio        ---         0.60%       ---         0.55%       ---         0.45%
Industrial Income
    Portfolio               ---         0.75%       ---         0.65%       ---         0.55%
Realty Portfolio            ---         1.10%       ---         0.90%       ---         0.75%
Small Company Growth
    Portfolio               0.75%       ---         0.65%       ---         0.55%       ---
Technology Portfolio        0.75%       ---         0.65%       ---         0.55%       ---
Total Return
    Portfolio               ---         0.75%       ---         0.65%       ---         0.55%
Utilities Portfolio         ---         0.60%       ---         0.55%       ---         0.45%

    The fee for Growth Portfolio is based on the annual rate of 0.85% of average net assets.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Dynamics, Growth, Health Sciences, High Yield, Industrial Income, Small Company Growth, Technology and Utilities Portfolios were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4, 1998, such responsibilities were transferred to IFG. A separate Sub-Advisory Agreement between IFG and INVESCO Realty Advisors, Inc. ("IRAI"), an affiliate of IFG, provides that investment decisions of Realty Portfolio are made by IRAI. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of Total Return Portfolio are made by ICM. Fees for such sub-advisory services were paid by IFG.
     In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee of $5,000 per Portfolio per year. The fee is paid monthly at one-twelfth of the annual fee.
    IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Portfolio.

NOTE 3 --PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                    Purchases                   Sales
--------------------------------------------------------------------------------
Dynamics Portfolio                      $      115,223          $      118,142
Growth Portfolio                                69,661                  66,991
Health Sciences Portfolio                    1,284,620                 459,062
High Yield Portfolio                        62,618,067              54,736,452
Industrial Income Portfolio                 24,304,226              16,982,678
Realty Portfolio                               414,423                  31,133
Small Company Growth Portfolio                 210,713                 139,818
Technology Portfolio                           579,841                 542,905
Total Return Portfolio                       4,872,996                 938,849
Utilities Portfolio                          1,649,705                 976,362

    For the period ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of U.S. Government securities for Total Return Portfolio were $4,470,700 and $1,000,391, respectively. There were no purchases or sales of U.S. Government securities in any other Portfolio.
NOTE 4 -- APPRECIATION AND DEPRECIATION. At June 30, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Portfolio were as follows:

                                                                        Net
                                      Gross             Gross      Appreciation
Portfolio                       Appreciation      Depreciation    (Depreciation)
--------------------------------------------------------------------------------
Dynamics Portfolio              $    64,696       $    14,054      $     50,642
Growth Portfolio                     66,616             2,645            63,971
Health Sciences Portfolio           116,770             4,481           112,289
High Yield Portfolio                383,470           712,815          (329,345)
Industrial Income Portfolio       8,451,510           645,595         7,805,915
Realty Portfolio                      1,050            18,920           (17,870)
Small Company Growth Portfolio       54,382            19,739            34,643
Technology Portfolio                118,380            27,237            91,143
Total Return Portfolio            5,659,554           596,314         5,063,240
Utilities Portfolio               1,254,467            55,806         1,198,661

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ICM or IRAI.
     The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits will be based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
     Pension expenses for the period ended June 30, 1998, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                       Unfunded
                                    Pension           Accrued           Pension
Portfolio                          Expenses     Pension Costs         Liability
--------------------------------------------------------------------------------
High Yield Portfolio            $     161         $     340         $     799
Industrial Income Portfolio           247               537             1,230
Total Return Portfolio                136               308               752
Utilities Portfolio                    27                50               107
    Pension expenses, unfunded accrued pension costs and pension liability were insignificant for the remaining Portfolios.
NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 1998, there were no such borrowings.

                                    INVESCO Variable Investment Funds, Inc.
                                             Financial Highlights
                             (For a Fund Share Outstanding Throughout Each Period)



                                                           Six Months                  Period
                                                                Ended                   Ended
                                                              June 30             December 31
                                                         ------------            ------------
                                                              1998                   1997+
                                                         UNAUDITED
                                                         Dynamics Portfolio

Net Asset Value-- Beginning of Period                          $10.34                  $10.00
                                                         ------------            ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                   (0.03)                    0.02
Net Gains on Securities (Both Realized
   and Unrealized)                                               1.87                    0.32
                                                         ------------            ------------
Total from Investment Operations                                 1.84                    0.34
                                                         ------------            ------------
Net Asset Value-- End of Period                                $12.18                  $10.34
                                                         ============            ============

TOTAL RETURN>                                                  17.79%*                  3.40%*

RATIOS
Net Assets-- End of Period ($000 Omitted)                        $303                    $257
Ratio of Expenses to Average Net Assets#                        0.76%*@                 0.52%@~
Ratio of Net Investment Income (Loss)
   to Average Net Assets#                                      (0.28%)*                  0.63%~
Portfolio Turnover Rate                                           43%*                     28%*

+ From August 25, 1997, commencement of investment operations, through December 31, 1997.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

<  For the six months ended June 30, 1998, all of the expenses of the Portfolio were voluntarily absorbed by IFG from January 1, 1998 through May 31, 1998 and various expenses of the Portfolio were voluntarily absorbed by IFG from June 1, 1998 through June 30, 1998. All of the expenses of the Portfolio were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 7.31% and 34.18%, respectively, and ratio of net investment loss to average net assets would have been (6.83%) and (33.03%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

                                    INVESCO Variable Investment Funds, Inc.
                                       Financial Highlights (Continued)
                            (For a Fund Share Outstanding Throughout Each Period)



                                                           Six Months                  Period
                                                                Ended                   Ended
                                                              June 30             December 31
                                                         ------------            ------------
                                                             1998                     1997+
                                                         UNAUDITED
                                                         Growth Portfolio

PER SHARE DATA
Net Asset Value-- Beginning of Period                          $10.69                  $10.00
                                                         ------------            ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.01                    0.05
Net Gains on Securities (Both Realized
   and Unrealized)                                               1.90                    0.64
                                                         ------------            ------------
Total from Investment Operations                                 1.91                    0.69
                                                         ------------            ------------
Net Asset Value-- End of Period                                $12.60                  $10.69
                                                         ============            ============
TOTAL RETURN>                                                  17.87%*                  6.90%*

RATIOS
Net Assets-- End of Period ($000 Omitted)                        $314                    $266
Ratio of Expenses to Average Net Assets                         0.62%*@                 0.29%@~
Ratio of Net Investment Income to
   Average Net Assets                                           0.12%*                  1.45%~
Portfolio Turnover Rate                                           23%*                    12%*


+ From August 27, 1997, commencement of investment operations, through December 31, 1997.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# All of the expenses of the Portfolio were voluntarily absorbed by IFG from January 1, 1998 through May 31, 1998 and for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.34% and 28.76%, respectively, and ratio of net investment income to average net assets would have been (4.60%) and (27.02%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

                                    INVESCO Variable Investment Funds, Inc.
                                        Financial Highlights (Continued)
                             (For a Fund Share Outstanding Throughout Each Period)


                                                           Six Months                  Period
                                                                Ended                   Ended
                                                              June 30             December 31
                                                         ------------            ------------
                                                              1998                   1997+
                                                         UNAUDITED
                                                         Health Sciences Portfolio

PER SHARE DATA
Net Asset Value-- Beginning of Period                          $11.04                  $10.00
                                                         ------------            ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.06                    0.10
Net Gains on Securities (Both Realized
   and Unrealized)                                               2.53                    0.94
                                                         ------------            ------------
Total from Investment Operations                                 2.59                    1.04
                                                         ------------            ------------
Net Asset Value-- End of Period                                $13.63                  $11.04
                                                         ============            ============

TOTAL RETURN>                                                  23.46%*                 10.40%*

RATIOS
Net Assets-- End of Period ($000 Omitted)                      $1,495                    $423
Ratio of Expenses to Average Net Assets#                        0.49%*@                 0.60%@~
Ratio of Net Investment Income to
   Average Net Assets#                                          0.50%*                  2.34%~
Portfolio Turnover Rate                                           60%*                   112%*


+ From May 22, 1997, commencement of investment operations, through December 31, 1997.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# All of the expenses of the Portfolio were voluntarily absorbed by IFG from January 1, 1998 through May 31, 1998 and for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.90% and 21.45%, respectively, and ratio of net investment income to average net assets would have been (1.91%) and (18.51%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

                                    INVESCO Variable Investment Funds, Inc.
                                       Financial Highlights (Continued)
                            (For a Fund Share Outstanding Throughout Each Period)


                                         Six Months                                                                Period
                                              Ended                                                                 Ended
                                            June 30                  Year Ended December 31                     December 31
                                       ------------          ---------------------------------------------      ------------
                                           1998                  1997              1996              1995             1994^
                                       UNAUDITED
                                       High Yield Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                      $ 12.46          $  11.78           $ 11.04           $ 10.01          $  10.00
                                       ------------          ---------------------------------------------      ------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                          0.50              0.78              0.72              0.55              0.05
Net Gains on Securities
   (Both Realized and
   Unrealized)                                 0.23              1.26              1.11              1.43              0.01
                                       ------------          ---------------------------------------------      ------------
Total from Investment
   Operations                                  0.73              2.04              1.83              1.98              0.06
                                       ------------          ---------------------------------------------      ------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                           0.00              0.78              0.71              0.55              0.05

Distributions from
   Capital Gains                               0.00              0.58              0.38              0.40              0.00
                                       ------------          ---------------------------------------------      ------------
Total Distributions                            0.00              1.36              1.09              0.95              0.05
                                       ------------          ---------------------------------------------      ------------
Net Asset Value -
   End of Period                            $ 13.19          $  12.46           $ 11.78           $ 11.04          $  10.01
                                       ============          =============================================      ============

TOTAL RETURN>                                 5.86%*           17.33%            16.59%            19.76%             0.60%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                           $40,892          $ 30,881           $14,033           $ 5,233          $    624
Ratio of Expenses to Average
   Net Assets#                                0.41%*@           0.83%@            0.87%@            0.97%@            0.74%~
Ratio of Net Investment Income
   to Average Net Assets#                     4.35%*            8.67%             9.19%             8.79%             2.72%~
Portfolio Turnover Rate                        159%*             344%              380%              310%               23%*


^  From May 27, 1994, commencement of  investment  operations,  to December 31,
   1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.94%, 1.32%, 2.71% and 30.38%, respectively, and ratio of net investment income to average net assets would have been 8.56%, 8.74%, 7.05% and (26.92)%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized


                                    INVESCO Variable Investment Funds, Inc.
                                       Financial Highlights (Continued)
                              (For a Fund Share Outstanding Throughout Each Period)


                                         Six Months                                                                  Period
                                              Ended                                                                   Ended
                                            June 30                  Year Ended December 31                     December 31
                                       ------------           --------------------------------------------      ------------
                                               1998              1997              1996              1995           1994^
                                       UNAUDITED
                                       Industrial Income Portfolio

PER SHARE DATA
Net Asset Value --
   Beginning of Period                 $      17.04           $ 14.33           $ 12.58          $  10.09        $    10.00
                                       ------------           --------------------------------------------      ------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                          0.16              0.30              0.28              0.19              0.03
Net Gains on Securities
   (Both Realized and
   Unrealized)                                 1.58              3.71              2.52              2.76              0.09
                                       ------------           --------------------------------------------      ------------
Total from Investment
   Operations                                  1.74              4.01              2.80              2.95              0.12
                                       ------------           --------------------------------------------      ------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                           0.00              0.29              0.28              0.20              0.03
                                       ------------           --------------------------------------------      ------------
Distributions from
   Capital Gains                               0.00              1.01              0.77              0.26              0.00
                                       ------------           --------------------------------------------     -------------
Total Distributions                            0.00              1.30              1.05              0.46              0.03
                                       ------------           --------------------------------------------     -------------
Net Asset Value --
   End of Period                       $      18.78             $17.04          $ 14.33           $ 12.58         $   10.09
                                       ============           ===========================================      =============
TOTAL RETURN>                                10.21%*            28.17%           22.28%            29.25%             1.23%*

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                      $    52,592             $40,093          $22,342           $ 8,362        $      525
Ratio of Expenses to
   Average Net Assets#                       0.46%*@             0.91%@           0.95%@            1.03%@            0.79%~
Ratio of Net Investment Income
   to Average Net Assets#                   0.95%*              2.18%             2.87%             3.50%             1.69%~
Portfolio Turnover Rate                       38%*                87%               93%               97%                0%*

^ From August 10, 1994, commencement of investment operations, to December 31, 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the six months ended June 30, 1998, the years ended December 31, 1997, 1996, and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.46%, 0.97%, 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 0.95%, 2.12%, 2.63%, 2.22% and (30.07)%, respectively.

<  Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by
   Investment Adviser, which is before any expense offset arrangements.

~  Annualized


                                    INVESCO Variable Investment Funds, Inc.
                                      Financial Highlights (Continued)
                              (For a Fund Share Outstanding Throughout Each Period)



                                                                                 Period
                                                                                  Ended
                                                                                June 30
                                                                           ---------------
                                                                               1998+
                                                                            UNAUDITED
                                                                            Realty Portfolio

PER SHARE DATA
Net Asset Value-- Beginning of Period                                            $10.00
                                                                           ---------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                              0.09
Net Losses on Securities (Both Realized and Unrealized)                           (0.59)
                                                                           ---------------
Total from Investment Operations                                                  (0.50)
                                                                           ---------------
Net Asset Value-- End of Period                                                  $ 9.50
                                                                           ===============

TOTAL RETURN>                                                                   (5.00)%*

RATIOS
Net Assets-- End of Period ($000 Omitted)                                        $  376
Ratio of Expenses to Average Net Assets#                                          0.74%*@
Ratio of Net Investment Income to Average Net Assets#                             1.88%*
Portfolio Turnover Rate                                                             25%*


+  From April 1, 1998, commencement of investments, to June 30, 1998.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

<  Various expenses of the Portfolio were voluntarily absorbed by IFG for the
   period ended June 30, 1998.   If such expenses had not been voluntarily
   absorbed, ratio of expenses to average net assets would have been 3.06% (not annualized) and ratio of net investment income to average net assets would have been (0.44%) (not annualized).

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized


                                    INVESCO Variable Investment Funds, Inc.
                                         Financial Highlights (Continued)
                               (For a Fund Share Outstanding Throughout Each Period)



                                                           Six Months            Period
                                                                Ended             Ended
                                                              June 30       December 31
                                                         ------------      ------------
                                                              1998             1997+
                                                         UNAUDITED
                                                         Small Company Growth Portfolio

PER SHARE DATA
Net Asset Value-- Beginning of Period                         $ 9.91             $10.00
                                                         ------------      -------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                   (0.04)              0.02
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                               1.06              (0.11)
                                                         ------------      -------------
Total from Investment Operations                                1.02              (0.09)
                                                         ------------      -------------
Net Asset Value-- End of Period                               $10.93             $ 9.91
                                                         ============      =============

TOTAL RETURN>                                                 10.29%*            (0.90%)*

RATIOS
Net Assets-- End of Period ($000 Omitted)                     $ 369              $  247
Ratio of Expenses to Average Net Assets#                      0.81%*@             0.61%@~
Ratio of Net Investment Income (Loss)
   to Average Net Assets#                                    (0.42%)*             0.52%~
Portfolio Turnover Rate                                         51%*                25%*


+ From August 25, 1997, commencement of investment operations, through December 31, 1997.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# For the six months ended June 30, 1998, all of the expenses of the Portfolio were voluntarily absorbed by IFG from January 1, 1998 through May 31, 1998 and various expenses of the Portfolio were voluntarily absorbed by IFG from June 1, 1998 through June 30, 1998. All of the expenses of the Portfolio were voluntarily absorbed by IFG for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 7.28% and 35.99%, respectively, and ratio of net investment loss to average net assets would have been (6.89%) and (34.86%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized


                                    INVESCO Variable Investment Funds, Inc.
                                       Financial Highlights (Continued)
                             (For a Fund Share Outstanding Throughout Each Period)



                                                           Six Months            Period
                                                                Ended             Ended
                                                              June 30       December 31
                                                         ------------      ------------
                                                              1998^             1997+
                                                         UNAUDITED
                                                         Technology Portfolio

PER SHARE DATA
Net Asset Value-- Beginning of Period                          $11.49            $10.00
                                                         ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.02              0.05
Net Gains on Securities (Both
   Realized and Unrealized)                                      2.17              1.44
                                                         ------------      ------------
Total from Investment Operations                                 2.19              1.49
                                                         ------------      ------------
Net Asset Value-- End of Period                                $13.68            $11.49
                                                         ============      ============

TOTAL RETURN>                                                  19.16%*           14.80%*

RATIOS
Net Assets-- End of Period ($000 Omitted)                      $  981            $  414
Ratio of Expenses to Average Net Assets#                        0.55%*@           0.48%@~
Ratio of Net Investment Income to
   Average Net Assets#                                          0.18%*            0.95%~
Portfolio Turnover Rate                                          122%*             102%*


^  The per share information was computed based on average shares.

+  From May 21, 1997,  commencement  of investment  operations,  to December 31,
   1997.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return figures for the period shown.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

# All of the expenses of the Portfolio were voluntarily absorbed by IFG from January 1, 1998 through May 31, 1998 and for the period ended December 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.86% (not annualized) and 19.25%, respectively, and ratio of net investment income to average net assets would have been (3.13%) (not annualized) and (17.82%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized



                                    INVESCO Variable Investment Funds, Inc.
                                        Financial Highlights (Continued)
                               (For a Fund Share Outstanding Throughout Each Period)



                                         Six Months                                                                  Period
                                              Ended                                                                   Ended
                                            June 30                  Year Ended December                        December 31
                                       ------------         --------------------------------------------       --------------
                                            1998              1997              1996               1995             1994^
                                       UNAUDITED
                                       Total Return Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                      $ 15.81           $  13.21           $ 12.14          $  10.09          $  10.00
                                       ------------         ---------------------------------------------      --------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                          0.20               0.36              0.36              0.25              0.09
Net Gains on Securities (Both
   Realized and Unrealized)                    0.93               2.66              1.12              2.05              0.09
                                       ------------         ----------------------------------------------     --------------
Total from Investment
   Operations                                  1.13               3.02              1.48              2.30              0.18
                                       ------------         ----------------------------------------------     --------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                           0.00               0.34              0.36              0.24              0.09
In Excess of Net
   Investment Income                           0.00               0.00              0.05              0.00              0.00
Distributions from Capital Gains               0.00               0.08              0.00              0.01              0.00

                                       ------------         ----------------------------------------------     --------------
Total Distributions                            0.00               0.42              0.41              0.25              0.09
                                       ------------         ----------------------------------------------     --------------
Net Asset Value -
   End of Period                            $ 16.94            $ 15.81           $ 13.21          $  12.14          $  10.09
                                       ============         ==============================================     ==============

TOTAL RETURN>                                 7.15%             22.91%            12.18%            22.79%             1.75%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                           $30,864            $23,268           $13,513          $  6,553          $  1,055
Ratio of Expenses to
   Average Net Assets#                        0.46%*@            0.92%@            0.94%@            1.01%@            0.86%~
Ratio of Net Investment Income
   to Average Net Assets#                     1.37%*             3.07%             3.44%             3.91%             3.86%~
Portfolio Turnover Rate                          8%*               27%               12%                5%                0%*


^  From June 2, 1994, commencement  of  investment  operations,  to December 31,
   1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the six months ended June 30, 1998, the years ended December 31, 1997, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.50%, 1.10%, 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 1.33%, 2.89%, 3.08%, 2.41% and (11.72%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized


                                    INVESCO Variable Investment Funds, Inc.
                                        Financial Highlights (Continued)
                            (For a Fund Share Outstanding Throughout Each Period)



                                         Six Months                                                                  Period
                                              Ended                                                                   Ended
                                            June 30                  Year Ended December 31                     December 31
                                       ------------        ---------------------------------------------       -------------
                                            1998              1997              1996                1995             1994+
                                       UNAUDITED
                                       Utilities Portfolio

Net Asset Value --
   Beginning of Period                     $ 14.40           $  11.95          $  10.84          $  10.00          $  10.00
                                       ------------        ----------------------------------------------      -------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                         0.16               0.31              0.13              0.07              0.00
Net Gains on Securities (Both
   Realized and Unrealized)                   1.62               2.48              1.26              0.84              0.00
                                       ------------        ----------------------------------------------      -------------
Total from Investment
   Operations                                 1.78               2.79              1.39              0.91              0.00
                                       ------------        ----------------------------------------------      -------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                          0.00               0.29              0.13              0.07              0.00
In Excess of Net
   Investment Income                          0.00               0.00              0.01              0.00              0.00
Distributions from Capital
   Gains                                      0.00               0.05              0.14              0.00              0.00
                                       ------------        -----------------------------------------------     -------------
Total Distributions                           0.00               0.34              0.28              0.07              0.00
                                       ------------        -----------------------------------------------     -------------
Net Asset Value --
   End of Period                           $ 16.18           $  14.40          $  11.95          $  10.84          $  10.00
                                       ============        ===============================================     =============

TOTAL RETURN>                               12.36%*            23.41%            12.76%             9.08%             0.00%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                          $ 5,463           $  4,588          $  2,660          $    290          $     25
Ratio of Expenses to Average
   Net Assets#                               0.48%*@            0.99%@            1.16%@            1.80%@            0.00%
Ratio of Net Investment Income
   to Average Net Assets#                    1.11%*             2.92%             2.92%             2.47%             0.00%
Portfolio Turnover Rate                        22%*               33%               48%               24%                0%


+ All of the expenses for the Portfolio were voluntarily absorbed by IFG for the period ended December 31, 1994, since investment operations did not commence during 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.82%, 2.07%, 5.36% and 57.13%, respectively, and ratio of net investment income to average net assets would have been 0.77%, 1.84%, (1.28%) and (52.86%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street
Denver Tech Center, 7800 East Union Avenue,
Lobby Level

This information must be preceded or
accompanied by a current prospectus.